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                                                                   EXHIBIT 10.27






                            STOCK PURCHASE AGREEMENT

                                     Among

                        GLOBAL TELESYSTEMS GROUP, INC.,

                          KOMPANIYA "INVEST-PROJECT",

                                SWINTON LIMITED,

                                GTS-VOX LIMITED

                                      and

                                   MTU-INFORM

                                     dated

                               September 6, 1995
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                 STOCK PURCHASE AGREEMENT dated as of September 6, 1995 (this
"Agreement") among Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation (the "Parent"), Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas (the "Seller"), GTS-Vox Limited, a private limited company organized pursuant to the Companies Act 1985 of England and Wales ("GTS-Vox" and, together with the Seller, the "Swinton Parties"), and MTU-Inform, a partnership organized under the laws of the Russian Federation ("MTU-Inform").

                 WHEREAS, GTS-Vox owns beneficially and of record 95 ordinary registered shares (the "AOZT Shares") of Invest-Project, a closed joint stock company organized under the laws of the Russian Federation ("AOZT"), and MTU-Inform owns beneficially and of record the remaining five ordinary registered shares of AOZT;

                 WHEREAS, GTS and AOZT entered into a Memorandum of Understanding dated March 3, 1995 pursuant to which the parties agreed to cooperate in the joint provision of enhanced telecommunications services in the city of Moscow;

                 WHEREAS, AOZT and Moscow City Telephone Network ("MCTN") entered into an agreement dated May 29, 1995, as amended by Supplement 1
No. 1657 to Agreement No. 1587 dated June 23, 1995 ("Agreement No. 1587"), pursuant to which AOZT is authorized to receive, construct and sell 150,000 telephone numbers (each, a "Port"), using the 69 zone and portions of the 79 and 71 zones; and

                  WHEREAS, GTS desires to purchase 5,264 of the ordinary shares (the "GTS-Vox Shares"), par value one penny sterling per share (the "GTS-Vox Ordinary Shares"), of GTS-Vox from the Seller in exchange for shares (the "Exchange Shares") of common stock, par value $0.0001 per share, of GTS ("GTS Common Stock"), and the Seller desires to sell the GTS-Vox Shares to GTS in exchange for the Exchange Shares, subject to the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
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                                       2

                                   ARTICLE I

                               PURCHASE AND SALE

                 SECTION 1.01. Purchase and Sale of the GTS-Vox Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell to GTS, and GTS shall purchase from the Seller, the GTS-Vox Shares.

                 SECTION 1.02. Purchase Price; Delivery of Exchange Shares. (a) The purchase price for the GTS-Vox Shares shall be as set forth in this Section
1.02 and may include all or a portion of the Exchange Shares, the GTS Note (as hereinafter defined) and the cash payments as described herein. The dates on which GTS may issue portions of the aggregate number of Exchange Shares to the Seller shall be determined pursuant to the terms of this Section 1.02. The number of shares of GTS Common Stock which constitute the aggregate number of Exchange Shares on the dates specified in this Section 1.02 shall be determined pursuant to Section 1.06 of this Agreement.

                 (b) At the Closing, GTS shall deliver to the Seller (i) in cash, one pence per GTS-Vox Share, for a total of L52.94 and (ii) a note in the principal amount of $693,380, payable to the Seller, subject to the terms and conditions provided therein, as set forth in Exhibit 1.02(b) (the "GTS Note").

                 (c) The parties hereto acknowledge that GTS does not have all corporate and shareholder approvals required for issuance of the share certificates referred to in this Section 1.02. GTS shall use its reasonable commercial efforts to obtain all such corporate and shareholder approvals as soon as practicable.

                 (d) By March 31, 1996, the Seller and MTU-Inform shall cause AOZT to make available 20,000 Ports, in addition to the 5,000 Ports provided by MTU-Inform to AOZT in accordance with Section 5.02(b), (the "First Ports") for commencement of service (the "Commencement Date"), and AOZT shall deliver written notice thereof to GTS. As soon as practicable, but in no event later than seven days, thereafter:

                 (i) GTS shall deliver to the Seller a certificate issued in the name of the Seller, with all required stock transfer tax stamps affixed and bearing such legends as are required by Section 5.01 (a "GTS Certificate"), evidencing 37,480 Exchange Shares, or

                 (ii) if the corporate and shareholder approvals referred to in Section 1.02(c) have not been obtained by such date, GTS shall provide the Seller with a note in substantially the form attached hereto as Exhibit 1.02(d) (a "GTS Note II") in place of such GTS Certificate.
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                                       3

                 (e) As soon as practicable, but in no event later than seven days, following the delivery of consolidated financial statements and consolidated statements of net income of AOZT prepared using U.S. dollar figures (a "Reference Financial Statement"), together with a report thereon prepared by internationally recognized independent certified public accountants the appointment of which shall be approved by GTS and the Seller, stating that such financial statements were prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied and fairly present the consolidated financial position of AOZT as of the end of such fiscal year (an "AOZT Financial Report"), for AOZT's 1996 fiscal year, (i) GTS shall deliver to the Seller a GTS Certificate evidencing 25% of the Reference Exchange Number (as hereinafter defined) of Exchange Shares, subject to adjustment as provided in Section 1.06(d), or (ii) if the corporate and shareholder approvals referred to in Section 1.02(c) have not been obtained by such date, GTS shall provide the Seller with a GTS Note II in place of such GTS Certificate.

                 (f) As soon as practicable, but in no event later than seven days, following the delivery of a Reference Financial Statement, together with an AOZT Financial Report for AOZT's 1997 fiscal year, (i) GTS shall deliver to the Seller a GTS Certificate evidencing 25% of the Reference Exchange Number (as hereinafter defined) of Exchange Shares, subject to adjustment as provided in Section 1.06(d), or (ii) if the corporate and shareholder approvals referred to in Section 1.02(c) have not been obtained by such date, GTS shall provide the Seller with a GTS Note II in place of such GTS Certificate.

                 (g) As soon as practicable, but in no event later than seven days, following the delivery of a Reference Financial Statement, together with an AOZT Financial Report for AOZT's 1998 fiscal year, (i) GTS shall deliver to the Seller a GTS Certificate evidencing 25% of the Reference Exchange Number (as defined herein) of Exchange Shares, subject to adjustment as provided in Section 1.06(d), or (ii) if the corporate and shareholder approvals referred to in Section 1.02(c) have not been obtained by such date, GTS shall provide the Seller with a GTS Note II in place of such GTS Certificate.

                 SECTION 1.03. Closing. Upon the terms and subject to the conditions of this Agreement, the purchase and sale contemplated by this Agreement shall take place at a closing (the "Closing") to be held at such place and on such date as GTS and the Parent may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date ").

                 SECTION 1.04. Closing Deliveries by the Seller. At the Closing, the Seller shall deliver or cause to be delivered to GTS:

                 (a) a stock certificate evidencing the GTS-Vox Shares duly endorsed to GTS, accompanied by a stock transfer form duly executed to GTS, in form
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         satisfactory to GTS, and the Seller shall pay for all required stock transfer tax stamps to be affixed thereon;

                 (b) a receipt for cash consideration and the GTS Note delivered by GTS to the Seller pursuant to Section 1.02(b);

                 (c)      a copy of the Indemnity Agreement attached hereto as
         Exhibit 1.04(c) (the "Indemnity Agreement"), executed by the Seller;

                 (d) a copy of the Shareholders Agreement attached hereto as Exhibit 1.04(d) (the "Shareholders Agreement"), executed by the Seller;

                 (e) a certificate of the General Director of the Parent, certifying (i) the names and signatures of the officers of the Parent authorized to sign this Agreement and the other documents to be delivered hereunder, and (ii) a copy of the resolutions duly and validly adopted by the Board of Directors of the Parent evidencing its authorization of the consummation of the transactions contemplated by this Agreement;

                 (f) a power of attorney for the authorized representative of the Seller, and a certification from the Person holding such power of attorney that (i) the names and signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered hereunder, and (ii) a copy of the resolutions duly and validly adopted by the Board of Directors of the Seller evidencing its authorization of the consummation of the transactions contemplated by this Agreement;

                 (g) a certificate of the Secretary or an Assistant Secretary of GTS-Vox, certifying (i) the names and signatures of the officers of GTS-Vox authorized to sign this Agreement and the other documents to be delivered hereunder, (ii) that the Articles of Association and Memorandum of Association of GTS-Vox attached thereto are true and correct copies of such documents, (iii) a copy of the resolutions duly and validly adopted by the Board of Directors of GTS-Vox evidencing its authorization of the consummation of the transactions contemplated by this Agreement, and (iv) that the copy of the minute books and stock register of GTS-Vox attached thereto are true and correct copies of such documents;

                 (h)      a certificate of the President of AOZT, certifying
         (i) that the constituent documents of AOZT attached thereto are true and correct copies of such documents, and (ii) that the copy of the minutes of meetings and stock register of GTS-Vox attached thereto are true and correct copies of such documents;
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                 (i)      a certificate of the First Deputy of the General
         Director of MTU-Inform certifying the names and signatures of the officers of MTU-Inform authorized to sign this Agreement and the other documents to be delivered hereunder; and

                 (j) statements from each of the President and the chief accounting officer of each of GTS-Vox, MTU-Inform and AOZT that as of the Closing Date, AOZT has no debts, obligations or other Liabilities and that all reports required to be filed prior to the Closing Date with any governmental authority by or on behalf of AOZT have been filed, other than those listed in Schedule 1.04(j).

                 SECTION 1.05. Closing Deliveries by GTS. At the Closing, GTS shall deliver to the Seller:

                 (a)     the GTS Note set forth in Section 1.02(b);

                 (b) a receipt for the GTS-Vox Shares delivered by the Seller to GTS;

                 (c) a copy of the Indemnity Agreement, executed by GTS;

                 (d)     a copy of the Shareholders Agreement,
         executed by GTS; and

                 (e) a certificate of the Secretary or an Assistant Secretary of GTS certifying (i) the names and signatures of the officers of GTS authorized to sign this Agreement and the other documents to be delivered hereunder, and (ii) a copy of the resolutions duly and validly adopted by the Board of Directors of GTS evidencing its authorization of the consummation of the transactions contemplated by this Agreement.

                 SECTION 1.06. Calculation of the Number of Exchange Shares.
(a) As of the Closing Date, the number of Exchange Shares to be exchanged (the "Exchange Number") shall be 299,840 (the "Reference Exchange Number").

                 (b) Time of Adjustment of Exchange Number. The Exchange Number shall be adjusted as of the last day of AOZT's 1996, 1997 and 1998 fiscal years (each, a "Reference Date") within five days following the delivery of the Reference Financial Statement together with the AOZT Financial Report for AOZT's 1996, 1997 and 1998 fiscal years, respectively. The adjustment to the Exchange Number shall be determined by GTS as set forth in this Section 1.06.

                 (c) GTS Share Price. The Seller agrees that, solely for the purpose of determining the Exchange Number, the value of each Exchange Share shall be deemed to be
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$22.20 on the first Reference Date; $26.64 on the second Reference Date; and
$31.97 on the third Reference Date (the "GTS Share Price"); provided, however, that:

                 (i) if shares of GTS Common Stock have been sold to the public pursuant to a registration statement under the United States Securities Act of 1933, as amended, solely for the purpose of determining the Exchange Number, the GTS Share Price with respect to any Reference Date following such sale shall be the average of the closing prices for the shares of GTS Common Stock on the principal stock exchange on which such shares are listed or traded on the last ten trading days of the fiscal year that includes such Reference Date; and

                 (ii) if shares of GTS Common Stock have not been sold to the public and the Seller notifies GTS, or GTS notifies the Seller, within three business days after the delivery of any Reference Financial Statement together with the related AOZT Financial Report that such party believes that the GTS Share Price does not accurately reflect the value of the Exchange Shares as of the related Reference Date, then the GTS Share Price will be determined by the Board of Directors of GTS in the same manner used to determine the exercise price of employee stock options under then existing employee stock option plans of GTS.

                 (d) Adjustment of Exchange Number. As promptly as practicable following the delivery of each Reference Financial Statement together with the related AOZT Financial Report, the Exchange Number shall be adjusted as follows:

                 (i) in the event that the Net Income (as hereinafter defined) reflected in the Reference Financial Statement for the fiscal year reported on therein differs from the Net Income reflected in the business plan for AOZT, dated May 24, 1995, attached hereto as Exhibit A (the "Business Plan") for such period by at least 10%, then the Exchange Number with respect to the related Reference Date shall be adjusted by multiplying the Reference Exchange Number by a fraction, the numerator of which shall be equal to the Net Income reflected in such AOZT Financial Report for such fiscal year and the denominator of which shall be equal to the Net Income reflected in the Business Plan for such fiscal year; and

                 (ii) in the event that the GTS Share Price with respect to such Reference Date has been adjusted according to the provisos included in Section 1.06(c), then the Exchange Number with respect to such Reference Date, as adjusted pursuant to Section 1.06(d)(i), shall be multiplied by a fraction, the numerator of which shall be equal to the GTS Share Price before the adjustment set forth in clauses (i) or
         (ii) of Section 1.06(c) and the denominator of which shall be equal to the GTS Share Price after such adjustment;
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provided, however, in the event that sum of the Net Income reflected in the
Reference Financial Statements for the three fiscal years ending on December 31, 1998 differs from the sum of the Net Income reflected in the Business Plan for such years by at least 10%, then the Exchange Number shall be adjusted (1) by multiplying the Reference Exchange Number by a fraction, the numerator of which shall be equal to the sum of the Net Income reflected in the Reference Financial Statements for such years and the denominator of which shall be equal to the Net Income reflected in the Business Plan for such years and (2) as set forth in Section 1.06(d)(ii), and the number of Exchange Shares to be delivered pursuant to Section 1.02(f) shall be equal to such adjusted Exchange Number less the aggregate number of shares previously delivered to the Seller by GTS pursuant to Section 1.02;

provided, however, that in no event shall the Exchange Number on any Reference Date exceed 449,760 nor shall the aggregate number of shares of GTS Common Stock delivered pursuant to Section 1.02 exceed 449,760. For the purposes of this Section 1.06, "Net Income" shall mean the net income of AOZT, after deductions of all taxes; provided, that Net Income for 1996 shall be deemed to include all profits received in 1995 by AOZT attributable to sales of the 5,000 Ports to be provided to AOZT by MTU-Inform pursuant to Section 5.02(b);

provided, however, that in no event shall the aggregate number of shares of GTS Common Stock delivered as per Article I: (i) exceed 50% of 449,760 in the case of delivery in accordance with Section 1.02(e); (ii) exceed 75% of 449,760 in the case of delivery in accordance with Section 1.02(f); and (iii) exceed 100% of 449,760 in the case of delivery in accordance with Section 1.02(g).

                                   ARTICLE II

                       REPRESENTATIONS AND WARRANTIES OF
                           SWINTON PARTIES AND PARENT

                 As an inducement to GTS to enter into this Agreement, each of the Swinton Parties and the Parent hereby, jointly and severally, represents and warrants to GTS that:

                 SECTION 2.01. Organization and Standing of the Swinton Parties and the Parent. The Parent is a limited liability partnership duly formed, validly existing and in good standing under the laws of the Russian Federation. The Seller is an international business company duly formed, validly existing and in good standing under the laws of the Commonwealth of the Bahamas. GTS-Vox is a private company limited by shares, duly formed, validly existing and in good standing under Companies Act 1985 of England and Wales. AOZT is a closed joint stock company duly organized, validly existing and in good standing under the laws of the Russian Federation. Each of the Swinton Parties, the Parent
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and AOZT has the requisite power and all necessary licenses, permits, approvals and other authorizations to own and operate its properties and assets and to carry on its businesses as currently conducted or contemplated to be conducted or operated. None of the Swinton Parties has received notice of proceedings relating to the revocation of any such license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect their ability to perform its obligations under this Agreement, or would have a material adverse effect upon the business condition (financial or otherwise), prospects, affairs, operations, properties or assets of GTS-Vox or AOZT. All actions taken by each of the Swinton Parties, the Parent and AOZT have been duly authorized, and none of the Swinton Parties, the Parent or AOZT has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its respective constituent documents. True and correct copies of the constituent documents of each of the Swinton Parties, as in effect on the date hereof, have been delivered by the Seller to GTS.

                 SECTION 2.02. Power and Authority of the Swinton Parties and the Parent. Each of the Swinton Parties and the Parent has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Swinton Parties and the Parent and (assuming due authorization, execution and delivery by GTS and MTU-Inform) constitutes a legal, valid and binding obligation of each of the Swinton Parties and the Parent enforceable against each of the Swinton Parties and the Parent in accordance with its terms.

                 SECTION 2.03. Ownership of the Seller, GTS-Vox and AOZT. (a) The Seller owns of record and beneficially and has good and marketable title to, free and clear of all Encumbrances (as hereinafter defined), all of the shares of capital stock of GTS-Vox. No Person (as hereinafter defined) other than the Seller owns, directly or indirectly, of record or beneficially, any of the shares of capital stock of GTS-Vox.

                 (b) Prior to July 22, 1995, the Parent owned of record and beneficially and had good and marketable title to, free and clear of all Encumbrances, the AOZT Shares. On July 22, 1995, the Parent transferred the AOZT Shares to GTS-Vox, pursuant to Agreement of Purchase and Sale No. 5/14, dated July 6, 1995, between the Parent and GTS-Vox. The transfer of the AOZT Shares from the Parent to GTS-Vox has been duly registered with all appropriate authorities under the laws of the Russian Federation.

                 (c) GTS-Vox owns of record and beneficially, and has good and marketable title to, free and clear of all Encumbrances, the AOZT Shares. MTU-Inform owns beneficially and of record five shares of AOZT. No Person other than GTS-Vox or MTU-Inform owns, directly or indirectly, of record or beneficially, any interest in AOZT.
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                                       9

                 SECTION 2.04. Capitalization of GTS-Vox and AOZT. (a) The authorized share capital of GTS-Vox consists of 10,000 GTS-Vox Ordinary Shares, all of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments to which GTS-Vox is a party of any character relating to the issued or unissued share capital of, or other equity interests in, GTS-Vox or obligating GTS-Vox to grant, issue or sell any shares of the share capital of, or other equity interests in, GTS-Vox, by sale, lease, license or otherwise. There are no obligations, contingent or otherwise, of GTS-Vox to repurchase, redeem or otherwise acquire any shares of the share capital of GTS-Vox. There are no preemptive rights to purchase or otherwise acquire any securities of GTS-Vox pursuant to any provision of Law (as hereinafter defined), or the Memorandum of Association or Articles of Association of GTS-Vox, in effect on the date hereof (the "GTS-Vox Constituent Documents") by agreement or otherwise. There are no restrictions upon payment of dividends by GTS-Vox in the GTS-Vox Constituent Documents or any agreement to which it is a party.

                 (b) The authorized capital stock of AOZT consists of 100 ordinary registered shares, all of which are issued and outstanding. All such issued and outstanding ordinary registered shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no preemptive rights to purchase or otherwise acquire any securities of AOZT pursuant to any provision of Law, or the constituent documents of AOZT, or by agreement or otherwise. There are no restrictions upon payment of dividends by AOZT in its constituent documents or any agreement to which it is a party. There are no outstanding contractual obligations of AOZT to repurchase, redeem or otherwise acquire any shares of its capital stock or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

                 SECTION 2.05. Required Filings and Consents, No Conflicts. (a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of any of the Swinton Parties, the Parent or AOZT is or was required in connection with (i) the valid execution and delivery of this Agreement and the performance of the transactions contemplated hereby or (ii) the transfer of the AOZT Shares, in each case, except as may be necessary as a result of any fact or circumstance relating solely to GTS.

                 (b) The execution and delivery of this Agreement by each of the Swinton Parties and the Parent do not, and the performance of this Agreement by each of the Swinton Parties and the Parent will not, (i) conflict with or violate the constituent documents of such Swinton Party or the Parent,
(ii) conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to any of the Swinton Parties or the Parent or by which any property or asset of any of the Swinton Parties or the Parent, as the case may be, is bound or
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                                       10

subject or (iii) result in any breach of, constitute a default (or event which, with the giving of notice or lapse of time or both, would become a default) under, require any consent under, give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any property or asset of any of the Swinton Parties or the Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any of the Swinton Parties or the Parent is a party or by which any of the Swinton Parties or the Parent or any property or asset of any of the Swinton Parties or the Parent is bound or subject.

                 SECTION 2.06. Permits; Compliance. AOZT is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any governmental authority necessary for AOZT to own, lease and operate its properties or to carry on its business as it is now being conducted (the "AOZT Permits"), and, as of the date of this Agreement, no suspension or cancellation of any of the AOZT Permits is pending or, to the knowledge of any of the Swinton Parties, the Parent or AOZT, threatened. AOZT is not in conflict with, or in default or violation of, any AOZT Permits.

                 SECTION 2.07. Compliance with Laws. None of the Swinton Parties or the Parent is in violation of any applicable Law.

                 SECTION 2.08. No Prior Activities of GTS-Vox or the Seller. GTS-Vox and the Seller were formed solely for the purpose of engaging in the transactions contemplated by this Agreement. Except for obligations or liabilities incurred in connection with the transactions contemplated by this Agreement, neither GTS-Vox nor the Seller has incurred, directly or indirectly through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

                 SECTION 2.09. Assets and Contracts of AOZT. (a) AOZT has good and marketable title to its properties and assets and AOZT has good title to all its leasehold estates, in each case subject to no Encumbrance, other than tax, materialmen's or like Encumbrances for obligations not yet due and payable.

                 (b) True and correct copies of each contract and agreement to which AOZT is a party, as in effect on the date hereof, have been delivered by the Seller to GTS.

                 SECTION 2.10. Validity of Agreement No.1587. Agreement No. 1587 is valid and in full force and effect. None of the Swinton Parties or the Parent knows, after due investigation, of any condition of Agreement No. 1587 which has not been fulfilled on or prior to the date on which such condition was agreed to be fulfilled. None of the Swinton
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                                     11

Parties or the Parent knows, after due investigation, of any reason that Agreement No. 1587 may be revoked, canceled, altered or modified in any respect as a result of the transactions contemplated by this Agreement. Agreement
No. 1587 is binding upon and inures solely to the benefit of AOZT and MCTN and their permitted assigns, and nothing therein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of Agreement No. 1587. Pursuant to Agreement No. 1587, AOZT is authorized to receive, construct and sell 50,000 Ports using the 79 zone and 100,000 Ports using the 69 zone, and, upon payment therefor or the waiver of any such payment as permitted by Agreement No. 1587, AOZT will acquire all right, title and interest to and in such Ports. The Seller intends to cooperate with GTS in causing AOZT to construct and sell 100,000 Ports and to negotiate in good faith with GTS with respect to the construction and sales of the remaining 50,000 Ports. AOZT has not assigned any rights or obligations of AOZT under Agreement No. 1587 to any other Person. A true, correct and complete copy of Agreement No. 1587 as in effect on the date hereof has been provided by the Seller to GTS.

                 SECTION 2.11. Litigation, Claims, Etc. There are no actions, suits, arbitrations or legal, administrative, governmental or other proceedings or investigations pending or, to the best knowledge of each of the Swinton Parties, the Parent and AOZT, threatened against any of the Swinton Parties or AOZT, or, to the best knowledge, after due investigation, of each of the Swinton Parties, the Parent and AOZT, involving any of the properties or assets of any of the Swinton Parties or AOZT.

                 SECTION 2.12. Subsidiaries; Employees. The Seller has no subsidiaries other than GTS-Vox and GTS-Vox has no subsidiaries other than AOZT. GTS-Vox has no employees.

                 SECTION 2.13. Investment Representation; Rule 144; Restrictions on Transfer. The shares of GTS Common Stock being acquired by the Seller hereunder will be acquired for investment for the Seller's own account and not with a view to the distribution or resale of any part thereof, except as otherwise described herein. The Seller understands (a) that the Exchange Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"); (b) that such securities are not registered pursuant to the Securities Act and must be held indefinitely unless they are subsequently registered pursuant to the Securities Act or an exemption from such registration is available; (c) that, in any event, the exemption from registration under Rule 144 will not be available for at least two years from the date of issue of any Exchange Shares and, even then, will not be available unless: (i) a public trading market then exists for the shares of GTS Common Stock; (ii) adequate information concerning GTS is then available to the public; and (iii) other terms and conditions of Rule 144 are complied with, including, among other things, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold in any three-month period not exceeding specified limitations; and (d) that any sale of such securities may be made by it only in limited amounts in accordance with such terms and conditions if the seller is an affiliate of GTS or has held such securities for fewer than three years (except as otherwise described herein).

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF MTU-INFORM

                 As an inducement to GTS to enter into this Agreement, MTU-Inform hereby represents and warrants to GTS that:

                 SECTION 3.01. Organization and Standing of MTU-Inform. MTU-Inform is a limited liability partnership duly formed, validly existing and in good standing under the laws of the Russian Federation. MTU-Inform has the requisite power and all necessary licenses, permits, approvals and other authorizations to own and operate their properties and assets, and to carry on their businesses as currently conducted or contemplated to be conducted or operated. MTU-Inform has not received notice of proceedings relating to the revocation of any such license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect MTU-Inform's ability to perform its obligations under this Agreement, or would have a material adverse effect upon the business condition (financial or otherwise), prospects, affairs, operations, properties or assets of AOZT. All actions taken by MTU-Inform have been duly authorized, and MTU-Inform has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its respective constituent documents. True and correct copies of the constituent documents of MTU-Inform, as in effect on the date hereof, have been delivered by MTU-Inform to GTS.

                 SECTION 3.02. Power and Authority of MTU-Inform. MTU-Inform has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by MTU-Inform and (assuming due authorization, execution and delivery by GTS and the Swinton Parties) constitutes a legal, valid and binding obligation of MTU-Inform enforceable against MTU-Inform in accordance with its terms.

                 SECTION 3.03.    Required Filings and Consents; No Conflicts.
(a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of MTU-Inform is or was required in connection with the valid execution and delivery of this Agreement and the performance of the transactions contemplated hereby.

                 (b) The execution and delivery of this Agreement by MTU-Inform does not, and the performance of this Agreement by MTU-Inform will not, (i) conflict with or violate the constituent documents of MTU-Inform, (ii) conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to MTU-Inform or by which any property or asset of MTU-Inform is bound or subject or (iii) result in any breach of, constitute a default (or event which, with the giving of notice or lapse of time or both, would become a default) under, require any consent under, give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any property or asset of MTU-Inform pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any such Person is a party or by which any such Person or any property or asset of such Person is bound or subject.

                 SECTION 3.04. Title to and Right to Transfer Ports. MTU-Inform has all right, title and interest in the Ports to be transferred to GTS pursuant to Section 5.02 of this Agreement and has the right to transfer all right, title and interest to and in such Ports to GTS or any company nominated by GTS as contemplated by Section 5.02 of this Agreement.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF GTS

                 As an inducement to the Swinton Parties to enter into this Agreement, GTS hereby represents and warrants to each of the Swinton Parties as follows:

                 SECTION 4.01. Organization and Standing. GTS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. GTS has the requisite corporate power and all necessary licenses, permits, approvals and other authorizations to own and operate its properties and assets and to carry on its businesses as currently conducted.

                 SECTION 4.02. Power and Authority of GTS. (a) Except as provided in Section 1.02(c), GTS has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by GTS have been duly authorized by all requisite corporate action on the part of GTS and the performance by GTS of its obligations hereunder and the consummation by GTS of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of GTS. This Agreement has been duly executed and delivered by GTS and (assuming due authorization, execution and delivery by the Swinton Parties and MTU-Inform) constitutes the legal, valid and binding obligation of GTS, enforceable against GTS in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 SECTION 4.03. Capitalization. The authorized capital stock of GTS consists of two classes: (i) 40,000,000 shares of GTS Common Stock, 17,349,527 shares of which are issued and outstanding; and (ii) 10,000,000 shares of Preferred Stock, none of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Exchange Shares have been duly authorized and, if delivered to the Seller pursuant to this Agreement, will be validly issued, fully paid and nonassessable. GTS has reserved for issuance the Exchange Shares to be issued hereunder. Except for the rights granted by GTS herein and in connection with its private placements in 1993, 1994 and 1995 and certain stock options granted by GTS, there are no rights to purchase or otherwise acquire any securities of GTS pursuant to any provision of law, or the Certificate of Incorporation or By-Laws of GTS, or by agreement or otherwise. There are no restrictions upon payment of dividends by GTS in its Certificate of Incorporation, By-Laws or any agreement to which it is a party.

                 SECTION 4.04.    Required Filings and Consents; No Conflicts.
(a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of GTS is required in connection with the valid execution and delivery of this Agreement and the performance of the transactions contemplated hereby, except (i) where the failure to obtain such consent, approval, order, authorization, qualification or designation or to make such registration, declaration or filing would not prevent GTS from performing any of its obligations under this Agreement and (ii) as may be necessary as a result of any fact or circumstance relating solely to the Swinton Parties.

                 (b) Except as previously disclosed by GTS to the Parent in writing, the execution and delivery of this Agreement by GTS do not, and the performance of this Agreement by GTS will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of GTS, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to GTS or by which any property or asset of GTS is bound or subject or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other Encumbrance of any nature on any property or asset of GTS pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which GTS is a party or by which GTS or any property or asset of GTS is bound or subject, except for any such conflicts, violations, breaches, defaults or other occurrences as would not, individually or in the aggregate, adversely affect the ability of GTS to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

                 SECTION 5.01. Legends on Exchange Shares; Restrictions. (a) Legends. Each GTS Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT FIRST OBTAINING AN OPINION OF COUNSEL, SATISFACTORY TO GLOBAL TELESYSTEMS GROUP, INC., THAT SUCH DISPOSITION MAY BE MADE WITHOUT REGISTRATION OF THE SECURITIES UNDER SUCH ACT. IN ADDITION, THE SALE, TRANSFER, DISPOSITION OR ENCUMBRANCE OF THESE SECURITIES IS RESTRICTED BY A STOCK PURCHASE AGREEMENT DATED SEPTEMBER 6, 1995 AMONG GLOBAL TELESYSTEMS GROUP, INC., KOMPANIYA "INVEST-PROJECT", SWINTON LIMITED, GTS-VOX LIMITED AND MTU-INFORM, A COPY OF WHICH IS ON FILE AT THE OFFICE OF GLOBAL TELESYSTEMS GROUP, INC.

                 (b) Limitation on Transfers of Exchange Shares. The Seller agrees that, with respect to any GTS Certificate:

                 (i) it will not, without the prior written consent of GTS, sell, assign, transfer or encumber the beneficial interest in any Exchange Shares, except pursuant to an effective registration statement under the Securities Act or pursuant to the Agreement, dated as of September 6, 1995, between the Seller, GTS-Vox and the other parties thereto (the "Seller Shareholders' Agreement"), which provides for the distribution of the Exchange Shares held by the Seller to the shareholders of the Seller; provided, that, subject to the provisions of clause 5.01(b)(iii)(B) below:

                          (A) the Seller may sell up to 48% of the Exchange Shares that it receives pursuant to each of subsections 1.02(d), (e) and (f), or pursuant to the GTS Note, at any time after the date which is six months following the date that the Seller receives such Exchange Shares pursuant to such subsection; provided, however, that in no event may the Seller sell any Exchange Shares prior to the Commencement Date;

                          (B) the Seller may sell the remaining Exchange Shares that it receives pursuant to each of subsections 1.02(d), (e) and (f), or pursuant to the GTS Note, at any time after the date which is 12 months following the date that the Seller receives such Exchange Shares pursuant to such subsection; and

                          (C) the Seller may sell any of the Exchange Shares that it receives pursuant to subsection 1.02(g) at any time after the date which is six months following the date that the Seller receives such Exchange Shares.

                 (ii) in connection with any distribution pursuant to the Seller Shareholders' Agreement, each of the Persons to whom such distribution is made (a "Permitted Transferee") shall (A) execute and deliver to GTS an agreement, in form and substance reasonably satisfactory to GTS, whereby such Permitted Transferee confirms that, with respect to the Exchange Shares that are the subject of such distribution, it shall be deemed to be the "Seller" for purposes of this Section 5.01 and agrees to be bound by all the terms of this
Section 5.01, and (B) deliver to GTS an opinion of counsel, satisfactory in form and substance to GTS, to the effect that the agreement referred to above that is delivered by such Permitted Transferee is a legal, valid and binding obligation of such Permitted Transferee enforceable against such Permitted Transferee in accordance with its terms. Upon the execution and delivery by such Permitted Transferee of the agreement referred to in clause (A) of the preceding sentence and the delivery of the opinion of counsel referred to in clause (B) of the preceding sentence, such Permitted Transferee shall be deemed the "Seller" for purposes of this Section 5.01 and shall have the rights and be subject to the obligations of the Seller under this Section 5.01, in each case with respect to the Exchange Shares beneficially owned by such Permitted Transferee.

                 (iii) (A) it will not sell, assign, transfer or encumber the beneficial interest in any Exchange Shares, except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act or pursuant to the Seller Shareholders' Agreement, and (B) it will, in connection with any such sale, assignment, transfer or encumbrance, other than pursuant to an effective registration statement under the Securities Act or the Seller Shareholders' Agreement, deliver to GTS a copy of an opinion of counsel, satisfactory to GTS, that such sale, assignment, transfer or encumbrance may be made without registration of the Exchange Shares pursuant to the Securities Act.

                 (c) Assistance with Sale of Shares. GTS agrees that it shall use its reasonable efforts to assist the Seller in identifying a purchaser for the Exchange Shares that the Seller is permitted to sell pursuant to clauses (A), (B) or (C) or subsection 5.01(b)(i) and that, if the Seller is unable to identify a purchaser for such shares, GTS will repurchase such shares at a purchase price equal to:

                          (i) if shares of GTS Common Stock have been sold to the public pursuant to a registration statement under the United States Securities Act of 1933, as amended, the average of the closing prices for the shares of GTS Common Stock on the principal stock exchange on which such shares are listed or traded on the last ten trading days preceding such repurchase; and

                          (ii) if no such public sale shall have occurred prior to such repurchase, (A) the price received by GTS for shares of GTS Common Stock in the most recent private placement of such shares or, (B) if no such private placement has occurred within the three months preceding such purchase, the price determined by an independent financial institution of international reputation to be agreed upon by GTS and the Seller, and, in either case, otherwise on terms and subject to conditions to be agreed upon by GTS and the Seller.

                 SECTION 5.02. Commencement Date; Delivery of Ports by MTU-Inform. (a) MTU-Inform agrees that if the Commencement Date is not on or prior to March 31, 1996, MTU-Inform shall (i) irrevocably assign to GTS, or a company nominated by GTS, all right, title and interest of MTU-Inform to and in 500 Ports which it owns for each full month, and that number of Ports equal to 500 multiplied by the portion of any part of a month, by which the Commencement Date follows March 31, 1996, free of one-time payment for such Ports and (ii) will indemnify and hold harmless GTS, GTS-Vox and AOZT from and against any and all payments which may become due to any person with respect to such Ports.

                 (b) Pursuant to Addendum No. 1, dated August 11, 1995, between GTS, the Parent, AOZT and MTU-Inform, to the Frame Transaction Agreement, dated June 23, 1995, between GTS, the Parent, AOZT and MTU-Inform, MTU-Inform shall assign 5,000 Ports to AOZT, which Ports shall be available for the immediate commencement of service, free of charge to AOZT, on or prior to October 1, 1995. As promptly as practicable following the Commencement Date, GTS-Vox shall cause AOZT to assign 5,000 Ports to MTU-Inform, free of charge to MTU-Inform, which Ports shall not necessarily be the same Ports as previously assigned by MTU-Inform to AOZT pursuant to this Section 5.02(b).

                 SECTION 5.03. Audit of AOZT. GTS and the Seller agree that they will cause AOZT to retain Ernst & Young to perform an audit of AOZT's financial statements as soon as practicable following the Closing Date.

                 SECTION 5.04. Cooperation with Respect to Implementation of Agreement No. 1587. The Seller shall cooperate with GTS in causing AOZT to construct and sell 100,000 Ports and shall negotiate in good faith with GTS with respect to the construction and sales of the remaining 50,000 Ports.

                 SECTION 5.05. Membership of AOZT in GTS Group. The Seller, GTS-Vox, MTU-Inform and GTS agree that following the date of this Agreement, AOZT shall be a member of the GTS group of companies (the "GTS Group") in Russia and will follow the standard procedures of the GTS Group, including, but not limited to, procedures with respect to employee compensation and the preparation of financial and tax accounts.

                 SECTION 5.06. Confidentiality. Each of the Swinton Parties, the Parent and MTU-Inform agrees that it will not, and will cause each of its affiliates not to, at any time, reveal to any Person or use in any way detrimental to GTS or its subsidiaries any nonpublic, confidential or proprietary information relating to the business or affairs of GTS, GTS-Vox or AOZT that is acquired or otherwise received by any Person in connection with the transactions contemplated hereby, other than such information that (i) is generally available to the public (other than as a result of a disclosure by such Person), (ii) is available to such Person on a nonconfidential basis from a source that is not prohibited from disclosing such information to such Person or (iii) after notice and an opportunity to contest, such Person is required to disclose under any applicable Law or under subpoena or other process of Law.

                 SECTION 5.07. Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law and execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VI

                                 MISCELLANEOUS

                 SECTION 6.01. Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive the Closing until the fifth anniversary of the Closing Date. Neither the period of survival nor the liability of any party hereto with respect to their representations and warranties shall be reduced by any investigation made at any time by or on behalf of any other party. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved.

                 SECTION 6.02. Expenses; Brokers. Except to the extent expressly provided herein, all costs and expenses, including, but not limited to, attorneys' and accountants' fees, incurred by GTS in connection with the transactions contemplated hereby shall be shared equally by GTS, on the one hand, and the Seller, on the other hand, and all such costs and expenses incurred by any other party hereto shall be paid by the party incurring such costs and expenses. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of GTS, the Swinton Parties, the Parent, MTU-Inform or AOZT.

                 SECTION 6.03. Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

                          "Encumbrance" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

                          "Law" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law.

                          "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law or any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any governmental authority and those arising under any contract, agreement, arrangement, commitment or undertaking.

                          "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, limited liability partnership, close joint stock company, private limited company or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the United States Securities Exchange Act of 1934, as amended.

                 SECTION 6.04. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally if a receipt is obtained, by facsimile (followed within 24 hours by a hard copy sent by overnight delivery service as hereinafter provided) or by overnight delivery service with a service that customarily obtains a receipt for delivery, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.04):

                 If to GTS:

                          Global TeleSystems Group, Inc.
                          1751 Pinnacle Drive
                          North Tower, 12th Floor
                          McLean, Virginia 22102
                          Facsimile No.: (703) 918-0338
                          Attention: General Counsel

                 If to the Parent:

                          Kompaniya "Invest-Project"
                          52 Stolyarny Perevlok
                          Moscow, Russia 123022
                          Facsimile No.: 7-501-258-7870
                          Attention: Michael Aizman

                 If to the Seller:

                          Swinton Limited
                          Lowe House
                          55 Townsend Street
                          Cheltenham
                          Gloucester, England GL51 9HA
                          Facsimile No.: 44-1242-262219
                          Attention: Mark Bruce-Smith

                 SECTION 6.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                 SECTION 6.06. Entire Agreement. This Agreement, the Indemnity Agreement, the Option Agreement and the Shareholders' Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between GTS and any of the Swinton Parties with respect to the subject matter hereof.

                 SECTION 6.07. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each of the parties hereto (which consent may be granted or withheld in the sole discretion of such parties); provided, however, that GTS may assign this Agreement to any affiliate of GTS without the consent of any of the other parties hereto.

                 SECTION 6.08. No Third-Party Beneficiaries. Except for the provisions of Exhibit 1.04(c) relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                 SECTION 6.09. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the parties hereto.

                 SECTION 6.10. Governing Law and Governing Language. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state. This Agreement shall be executed in the English and Russian languages; in case of any difference in interpretation between the English and Russian versions of this Agreement, both versions shall govern.

                 SECTION 6.11. Arbitration. Where any dispute or disagreement among the parties hereto, arising out of or in connection with this Agreement, cannot be settled through negotiations within thirty days after one of the parties hereto has notified the other parties in writing about the existence of a respective dispute, the parties shall have the right to initiate an arbitration procedure for the purpose of settling the dispute or disputes. Such a procedure shall be conducted at the Arbitration Institute of the Stockholm Chamber of Commerce (Stockholm, Sweden) under the regulations of the Arbitration Institute, by three arbitrators appointed in keeping with such regulations. The arbitration examination shall be conducted in English. Resolutions and the decision adopted during the arbitration procedure shall be final and binding for both parties and may be enforced by a law court of a respective jurisdiction, with the expenses incurred in connection with such an arbitration procedure to be paid by the losing party.

                 SECTION 6.12. Termination. GTS may terminate this Agreement at any time following the material breach of this Agreement by any of the Parent, the Seller or MTU-Inform. Any of the Parent, the Seller or MTU-Inform may terminate this Agreement at any time following the material breach of this Agreement by GTS.

                 SECTION 6.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             GLOBAL TELESYSTEMS GROUP, INC.


                                             By /s/ HENRY RADZIKOWSKI
                                               ---------------------------------
                                               Name: Henry Radzikowski
                                               Title: Senior Vice President
[SEAL]

                                             KOMPANIYA "INVEST-PROJECT"


                                             By /s/ VICTOR L. VOLCHEK
                                               ---------------------------------
                                               Name: Victor L. Volchek
                                               Title: General Director
[SEAL]

                                             SWINTON LIMITED


                                             By /s/ A. CHAMBAZOV
                                               ---------------------------------
                                               Name: A. Chambazov
                                               Title: Attorney-in-Fact
[SEAL]

                                             GTS-VOX LIMITED


                                             By [ILLEGIBLE]
                                               ---------------------------------
                                               Name: London Auditing and
                                                     Consulting Ltd.
                                               Title: Director
[SEAL]

                                             MTU-INFORM


                                             By /s/ A. SANDOMIRSKY
                                               ---------------------------------
                                               Name: A. Sandomirsky
                                               Title: First Deputy of General
                                                      Director

                             INVEST-PROJECT AND GTS
                                CO-79/69 PROJECT
                                 BUSINESS PLAN
                                  MAY 24, 1995


1.   MARKET SIZE

     The principal competitors in Moscow have been Comstar, Telmos, and Combelga. Of these only Comstar, Sovintel, and Telmos have local lines. During the last three years, the following port takeup has been experienced:

     1993      10,000
     1994      20,000
     1995      40,000

     At the present expansion rate of the business sector, through in-process real-estate developments, annual numbering plan requirements approach 40-50,000 numbers for the ensuing five year period.

2.   MOSCOW EXCHANGE PORT AVAILABILITY (DID'S)

     There are a series of projects that have been underway in Moscow for the past year:

     o Comstar has 10,000 numbers that should have been available but are not yet operational due to technical difficulties.

     o Telmos and AT&T are putting 400,000 numbers into operation as part of "The Golden Bullet" project. The first numbers are expected to be available starting in Q4 1996. Of these, 320,000 numbers will be used by MGTS to replace existing numbers. An additional capacity of only 80,000 numbers will be available for sale by Telmos.

     o Combelga was granted the right to construct a 100,000 numbers zone according to the Telmos formula. Thus 20,000 numbers will be available for sale by Combelga. Project start has been scheduled only after completion of first three phases of Golden Bullet Program. The first numbers are expected to be operational in Q3 of 1997.

     o ASVT (Iskra) together with Ericson was granted the right to construct a "100,000" zone by the previous MGTS director. It has been rescinded by the present director.

The following table summarizes the estimated requirements and port take-up during the next five year period:

          NEW OFFICE       NO OF DID'S/        OTHER REQMTS.                       AVAILABLE FROM
YEAR     SPACE (SQ.M.)       100 SQ.M.        (CELLULAR, ETC.)     TOTAL DID'S      MGTS/PROJECTS
-------------------------------------------------------------------------------------------------
1993           30                4                    --               1,200            10,000
1994          170                8                  5,000             18,600            20,000
1995          180               10                 20,000             38,000            30,000
1996          240               20                 30,000             54,000            50,000
1997          300               10                 30,000             60,000            50,000
1998          300               10                 30,000             60,000            50,000
1999          300               10                 30,000             60,000            50,000


GTS/Invest-Project "79-Exchange"\24/5/95                                     2

3.   GENERAL PROJECT DESCRIPTION

     The "79/69 Project" consists of the development and implementation of a "100,000" zone, by the "Invest-Project," a Closed Joint Stock Company licensed by MGTS and the Russian Ministry of Communications, within the numbering plan of Moscow, interconnection thereof to the Sovintel Gateway, the existing MGTS network, and the buildout of a trunking and distribution network to the customer base.

     The "79" index is part of the "7 million" zone out of which 400,000 numbers will be built by ATT and MGTS for the GOLDEN BULLET PROJECT. Current schedule calls for implementation of the first phase of the project in the fourth quarter of 1996.

     The objective of the project from GTS perspective is the generation of incremental international and intercity revenue for Sovintel and RTS and a new source of revenue through the sales and rental of local lines.

     MGTS has agreed to put the necessary indexes (10 or 20,000 numbers) from an existing "100,000" zone at our disposition to bridge the gap between the "258" and the "79/69 Project." Specifically, this implies that this will be the only organization able to offer new digital switching numbering capacity in the 96 timeframe.

     The Invest-Project company will be expanded, through the sale of a 50% ownership of the company to GTS. This joint-venture will conclude contractual arrangement with Sovintel and RTS concerning access to networks.

4.   BUSINESS STRUCTURE

     The following diagram depicts the business structure of the new venture. In brief, the present Invest-Project shareholders would sell 5% of their shares to MTU-Inform (in order to maintain a Russian partner). The remaining 95% would be sold to an offshore company with 2 shareholders. GTS with 52.6312% of the shares and an offshore company consisting of the present Invest-Project shareholders with 47.368% of the shares. Thus, GTS would have 50% of the shares in the Russian legal entity, the present "79/69 Project" shareholders 45% and MTU-Inform 5%.

                                    [CHART]

GTS/Invest-Project "79-Exchange"\24/5/95                                   3

        Fifty percent of the Invest-Project company shares will be sold by the present shareholders for the price of 50% of the cumulative cash flow, discounted with a 40% discount factor assuming that the firm has a terminal value equal to 5 times the cash flow of the seventh year.

        Taking the following P&L assumptions into account this cumulative discounted cash flow amounts to $11.6 million. Thus, 50% of the Invest-Project shares would be valued at $5.8 million.

5.   STRUCTURE OF THE TRANSACTION

     The purchase of the Invest-Project shares is a stock transaction, whereby GTS provides stock to the Invest-Project parent company, in exchange for the 50% ownership. The provision of stock is based on the following terms:

     1. Current GTS stock price based on current company evaluation by Morgan-Stanley, at $18.75 per share.

     2. Thus, GTS will provide 293,000 shares, over a pre-agreed period of time and stock growth rate.

     3.  GTS stock price is assumed to grow at 20% per annum.

     4.  12.5% of the shares will be paid at the conclusion of the transaction.

     5. 12.5% of the shares will be paid upon putting the first numbers into operation.

     6.  25% of the shares will be paid after the first year of operation.

     7.  25% of the shares will be paid after the second year of operation.

     8.  25% will be paid after the third year of operation.

     9. The quantity of shares will be adjusted linearly based on the actual cash flow at the end of the period in question. Cash flow greater than the model, will increase the quantity of shares, and lower cash flow will reduce the quantity.

     10. The quantity of shares will be adjusted linearly based on the share price growth during the period. Greater growth will reduce quantity of shares, and slower growth will increase quantity.

6.   P&L ASSUMPTIONS

      1. 10,000 numbers per year are sold to customers for a price of $500 decreasing by 10%/per year starting from 1996 onwards.

      2. 5,000 numbers per year are sold back to MGTS from 1997 onwards for a fixed price of $300 per number (as agreed by MGTS).

      3. Monthly revenue per port sold to customers is $20 decreasing at 10%/year.

      4. Average usage per port amounts to 10,000 minutes per year.

          o 80% of traffic is local

          o 15% of traffic is intercity

          o 5% of traffic is international

      5. Average revenue per minute for international traffic is $1.85 decreasing at 10%/year.

      6. Average price per minute for intercity traffic is $0.45 decreasing at 10%/year.

      7. Average revenue per minute for local traffic is $0.01 per minute.

      8. Average international traffic settlement is $0.90 per minute decreasing at 5%/year.

      9. Average intercity traffic settlement is $0.45 per minute decreasing at 5%/year.

     10. No settlement is assumed for local traffic.

     11. We assume that we will sell half of the PABX's needed to distribute 70,000 numbers (140x500 numbers) with a margin of 25%.

     12. Compensation of staff, rent of facilities, advertising, telephone, T&E, insurance and contingency are assumed to be similar to those of Sovintel and are either a fixed amount or a percentage of total revenue and costs.

     13. International and intercity settlements are based on current average rates as charged by Rostelecom to third parties assuming that Sovintel and RTS will charge the same rates to the "79/69 Project".

     14. No investment in trunking to connect with the MGTS network is required. However a one time settlement of $300 and a monthly settlement of $31.20 per number to


GTS/Invest-Project "79 - Exchange" \24/5/95                                    4
          compensate MGTS for the construction and maintenance of the trunking capacity is required.

6.   CAPITAL INVESTMENT

     1. Switch is assumed to cost $5 million, as per quotations from Alcatel and ATT. This investment would be made in 1997. The first 10,000 numbers are provided via the existing DMS-100 from Sovintel. The "79/69 Company" pays a lease for this facility to Sovintel which is included in "fixed expenses other/contingency".
     2. The 70,000 numbers are assumed to be distributed via 140 PABX's half of which will be sold. Average cost per PABX amounts to $90k
     3. It is assumed that an average of 5 km of fiber-optic will have to be constructed per PABX (sold plus own investment) at an average cost of $9k per km including transmission equipment).

5.   FINANCING

     1. A loan with a maximum outstanding amount of 2.2 million dollars is required.
     2.   Loan repayment as per schedule. Interest of 12% is assumed.
     3. Vendor financing both from Alcatel and ATT can be obtained to cover the investment for the switch of 5 million.


GTS/Invest-Project "79-Exchange"\24/5/95                                   5

Notes/Assumptions of "79" Business Plan

A.   Capital Investment

     1. Investment in the Fiber Optic Distribution Network and in PABXs assumed at $900k each per year (total of $1,800 per year). In the second year a Nokia Switch for $5 million is installed for a capacity of 100,000 ports. 70,000 of these ports are to be sold by the project and will generate traffic revenue. The remaining 30,000 ports are to be sold to the Moscow City Telephone Network (MGTS).

B.   Revenues

     1.   Installation

          a) Ports are sold to customers at $500 in year 1. The price per port decreases by 10% each year thereafter.

          b) Ports sold to MGTS are at a constant rate of $300 per port over the life of the project.

     2.   Traffic

          a) Each port was assumed to generate 10,000 minutes per port per year.

          b)   Of the minutes generated, the following breakdown was assumed:
               5% International, 15% Intercity, 80% Local.

               1) International minutes are tariffed at $1.85 per minute in year 1 decreasing by 10% each year thereafter.

               2) Intercity minutes are tariffed at $0.45 per minute in year 1 decreasing by 10% each year thereafter.

               3)   Local minutes are tariffed at $0.01 per minute in each year.

          c) Incoming traffic revenue is earned at the rate of 10 cents per minute. Volume of minutes is assumed to be equivalent to the outgoing international minutes.

     3.   Recurring Charges

          a) A monthly charge of $20 per port was assumed on the average number of ports outstanding for each time period. The charge per port was assumed to decrease by 10% each year after the first year.

     4.   Sale of Equipment

          a) It was assumed that there would be $900K of equipment sales per year.

     5.   Bad Debt

          a) It was assumed that there would be a 2% bad debt rate on ports sales other than to MGTS, and on all traffic revenues. No bad debt was assumed on incoming call revenue nor on equipment sales.

C.   Cost Of Revenue

     1.   Installation

          a) A connection fee of $300 is paid to MGTS for each port sold and connected. It was assumed that this expense would not decrease over time.

     2.   Traffic

          a) International settlement is assumed to start at $0.90 per minute in year 1 decreasing by 5% each year thereafter.

          b) Intercity settlement is assumed to start at $0.36 per minute in year 1 and remain constant at a level of 80% of intercity revenues per minute throughout the life of the project.

     3.   Recurring Charges

          a) It was assumed that 1 trunk line, at a rate of $41.20 per month, would be required for each 6 ports in operation. The average number of ports in service for the period was used in calculating the cost. It was assumed that the $41.20 cost per trunk line would not decrease over time.

     4.   Sale of Equipment

          a) It was assumed that equipment was sold at a 25% markup.

     5.   Other Costs

          a) Technical staff cost was assumed to start at $250K in the first quarter and increase by 10% in the next three quarters as operations ramp up and the project becomes fully staffed. In the subsequent years the costs were assumed to increase 10% each year.

          b) Technical facilities were assumed to be $200K per year.

          c) Depreciation was calculated on the basis of a 10 year useful life on a straight line basis.

          d) Equipment Maintenance was assumed to be $200K per year.

          e) A contingency was calculated on the basis of 15% of Staff+Facilities+Depreciation costs.

D.   Sales, General & Administrative Expenses

     1. Sales, Finance, and Administrative staff costs were assumed to start at $250K in the first quarter and increase by 10% in the next three quarters as operations ramp up and the project becomes fully staffed. In the subsequent years the costs were assumed to increase 10% each year.

     2.   Administrative facilities were assumed to be $400K per year.

     3.   Office Telephone costs were assumed to be $25K/year.

     4.   Advertising was budgeted for at 2% of overall revenue after bad debt.

     5. Professional fees were assumed to be $120K in the first year and $125k/year thereafter.

     6. Travel & Entertainment was assumed to be $144k in the first year and $150k/year thereafter.

     7. Insurance and Other were assumed to start at $100K in the first quarter and increase by 10% in the next three quarters. In the subsequent years the costs were assumed to increase 10% each year.

     8.   A contingency was calculated on the basis of 10% of all SG&A expenses.

E.   Other Expenses

     1. Organizational costs of $240K were assumed to be written off in the first year.

     2. Interest Expense was calculated using a 12% interest rate on loans outstanding that were necessary to cover shortfalls in cash flow.

     3. The full Russian statutory rate of 38% was used in estimating income tax expense.

"79 Project" ---- Income Statement
REVENUES
-------------------------------
                                                                        1Q         2Q         3Q        4Q       TOTAL
                                               -D-R-A-F-T-             1996       1996       1996      1996      1996
       Port Revenue                                                     1,080      1,240      1,940     2,108     6,440
       Port Revenue MGTS Sales                 $       300                  0          0          0         0         0
       International Traffic                                              231        694      1,272     1,966     4,163
       Intercity Traffic                                                  169        506        928     1,434     3,038
       Local Traffic                                                       20         60        110       170       360
       Incoming Traffic                        $      0.10                 13         38         69       106       225
       Sale of PBXs                                                       180        180        270       270       900
       Bad Debt                                        2.0%               (30)       (50)       (85)     (115)     (280)
                                                                       ......     ......      .....    ......     .....
       TOTAL REVENUE                                                    1,663      2,668      4,504     6,011    14,845

COST OF REVENUE
-------------------------------
VARIABLE EXPENSES
       Port Payment (MGTS)                             300                600        600        900       900     3,000
       International Settlements                                          113        338        619       956     2,025
       Intercity Settlements                                              135        405        743     1,148     2,430
       Local Settlements                                                    0          0          0         0         0
       MGTS Trunk Line Payments                $     41.20                 21         62        113       175       371
       Sale of PBXs                                   75.0%               135        135        203       203       675
                                                                       ......     ......      .....    ......     .....

       TOTAL VARIABLE FXP                                               1,003      1,539      2,577     3,381     8,501

FIXED EXPENSES
       Comp & Benefit Tech. Staff                    10.0%                250        275        303       333     1,160
       Facilities                                                          50         50         50        50       200
       Depreciation                                                        12         24         42        60       138
       Int'l Channels                                                       0          0          0         0         0
       Maintenance                                                         50         50         50        50       200
       Other/Contingency (% Cost)                    15.0%                 47         52         59        66       225
                                                                       ......     ......      .....    ......     .....

       TOTAL FIXED EXP                                                    409        451        504       559     1,923
                                                                       ......     ......      .....    ......     .....

TOTAL COST OF REVENUE                                                   1,412      1,991      3,081     3,941    10,424

GROSS MARGIN                                                              251        677      1,423     2,071     4,421
GROSS MARGIN %                                                             15%        25%        32%       34%       30%

SALES, GENERAL & ADMINISTRATIVE
-------------------------------

       Comp & Benefit/Admin                          10.0%                250        275        303       333    1,160
       Facilities                                                         100        100        100       100      400
       Telephone                                                            6          6          6         6       24
       Advertising (% of Rev)                         2.0%                 33         53         90       120      297
       Professional Fees                                                   30         30         30        30      120
       Travel & Entertainment                                              36         36         36        36      144
       Insurance & Other                             10.0%                100        110        121       133      464
       Contingency (% of Cost)                       10.0%                 56         61         69        76      261
                                                                       ......     ......      .....    ......    .....

TOTAL SG&A                                                                611        671        754       834    2,870
SG&A AS % OF REVENUE                                                       37%        25%        17%       14%      19%

OPERATING MARGIN                                                        (360)          5        669     1,237    1,551
OPERATING MARGIN %                                                        -22%         0%        15%       21%      10%

OTHER EXPENSE/(INCOME)
-------------------------------
       Amort of Org Costs                                                  60         60         60        60      240
       Interest Expense                              12.0%                 15         33         51        54      153
                                                                       ......     ......      .....    ......    .....





"79 Project" ---- Income Statement
                                                                                                        TOTAL
                                    1997      1998       1999        2000        2001       2002       1995-2002
REVENUES
-------------------------------
       Port Revenue                  7,740     8,850      9,530      10,310      10,880      11,240       64,990
       Port Tevenue MGTS Salaes      1,500     1,500      1,500       1,500       1,500       1,500        9,000
       International Traffic        12,525    18,750     23,625      27,450      30,250      32,175      148,938
       Intercity Traffic             9,225    13,875     17,325      20,250      22,275      23,400      109,388
       Local Traffic                 1,200     2,000      2,800       3,600       4,400       5,200       19,560
       Incoming Traffic                750     1,250      1,750       2,250       2,750       3,250       12,225
       Sale of PBXs                    900       900        900         900         900         900        6,300
       Bad Debt                       (614)     (870)   (1,066)     (1,232)     (1,356)     (1,440)      (6,858)
                                    ......    ......     ......     .......     .......     .......     ........

       TOTAL REVENUE                33,226    46,255     56,364      65,028      71,599      76,225      363,542

COST OF REVENUE
-------------------------------
VARIABLE EXPENSES
       Port Payment (MGTS)           3,000     3,000      3,000       3,000       3,000       3,000       21,000
       International Settlements     6,450    10,250     13,650      16,650      19,250      21,775       90,050
       Intercity Settlements         7,425    11,250     13,650      16,200      15,150      18,525       87,630
       Local Settlements                 0         0          0           0           0           0            0
       MGTS Trunk Line Payments      1,236     2,060      2,884       3,708       4,532       5,356       20,147
       Sale of PBXs                    675       675        675         675         675         675        4,725
                                    ......    ......     ......     .......     .......     .......     ........
       TOTAL VARIABLE FXP           18,756    27,235     33,859      40,233      45,607      49,331      223,552

FIXED EXPENSES
       Comp & Benefit/Admin          1,276     1,404      1,544       1,699       1,869       2,055       11,007
       Facilities                      200       200        200         200         200         200        1,400
       Depreciation                    868     1,040      1,220       1,400       1,580       4,760        7,998
       Int'l Channels                                                                                          0
       Maintenance                     200       200        200         200         200         200        1,400
       Other/Contingency (% Cost)      350       397        445         495         547         602        3,061
                                    ......    ......     ......     .......     .......     .......     ........

       TOTAL FIXED EXP               2,887     3,240      3,609       3,994       4,396       4,818       24,866
                                    ......    ......     ......     .......     .......     .......     ........

TOTAL COST OF REVENUE               21,673    30,475     37,468      44,227      50,003      54,149      248,418

GROSS MARGIN                        11,553    15,780     18,896      20,801      21,596      22,076      115,124
GROSS MARGIN %                          35%       34%        34%         32%         30%         29%          32%

SALES, GENERAL & ADMINISTRATIVE
-------------------------------
       Comp & Benefit/Admin          1,276     1,404      1,544       1,699       1,869       2,055       11,007
       Facilities                      400       400        400         400         400         400        2,800
       Telephone                        25        25         25          25          25          25          174
       Advertising (% of Rev)          665       925      1,127       1,301       1,432         525        7,271
       Professional Fees               125       125        125         125         125         125          870
       Travel & Entertainment          150       150        150         150         150         150        1,044
       Insurance & Other               511       562        618         679         747         822        4,403
       Contingency (% of Cost)         315       359        399         438         475         510        2,757
                                    ......    ......     ......     .......     .......     .......     ........

TOTAL SG&A                           3,466     3,950      4,388       4,817       5,223       5,612       30,326
SG&A AS % OF REVENUE                    10%        9%         8%          7%          7%          7%           8%

OPERATING MARGIN                     8,087    11,830     14,508      15,985      16,373      16,464       84,798
OPERATING MARGIN %                      24%       26%        26%         25%         23%         22%          23%

OTHER EXPENSE/(INCOME)
-------------------------------
       Amort of Org Costs                0         0          0           0           0           0          240
       Interest Expense                144       264          0           0           0           0          561
                                    ......    ......     ......     .......     .......     .......     ........

TOTAL OTHER EXPENSE/(INCOME)                                    75        93       111       114       393

NEBIT                                                        (435)      (88)       555     1,123     1,458

Corporate Income Tax                               38.0%     (165)      (33)       212       427       440

Net Income/(Loss)                                            (270)      (54)       346       696       718


STATISTICS                                                  1Q         2Q       3Q        4Q       TOTAL
                                                           1996      1996      1996      1996      1996
LINE STATISTICS
       Number of Ports Sold                                  2,000     2,000     3,000     3,000    10,000
       Cumulative Ports                                      2,000     4,000     7,000    10,000    10,000
       Average Number of Ports                               1,000     3,000     5,500     8,500     8,500
       Mins/Port/year                            10,000      2,500     2,500     2,500     2,500    10,000
       Total Minutes (000s)                                  2,500     7,500    13,750    21,250    45,000
       Port sales to MGTS
PORTS
       Installation Revenue/port                   90.0%       500       500       500       500       500
       Monthly Revenue/port                        90.0%        20        20        20        20        20
       Port Revenue (000s)                                   1,080     1,240     1,940      2,180    6,440
       MGTS Port Connection Fee                     300        600       600       900       900     3,000
INTERNATIONAL
       Revenue per Minute Int'l                    90.0%    $ 1.85   $  1.85    $ 1.85    $ 1.85    $ 1.85
       Int'l Settl/Min.                            95.0%    $ 0.90   $  0.90    $ 0.90    $ 0.90    $ 0.90
       Pct. Int'l Usage                             5.0%       5.0%      5.0%      5.0%      5.0%      5.0%
       Int'l Minutes                                           125       375       688      1,063    2,250
       Int'l Revenue                                           231       694     1,272      1,966    4,163
       Int'l Settlement                                        113       338       619        956    2,025
       Int'l Settlement + Int'l Channel                        113       338       619        956    2,025
INTERCITY
       Pct. Intercity                              15.0%      15.0%     15.0%     15.0%     15.0%     15.0%
       Rev./Min via Rostelekom                     90.0%    $ 0.45   $  0.45    $ 0.45    $ 0.45    $ 0.45
       Settl/Min vis Rostelekom                    80.0%    $ 0.36   $  0.36    $ 0.36    $ 0.36    $ 0.36
       Rev./Min -- via Rusnet                      90.0%    $ 0.45   $  0.45    $ 0.45    $ 0.45    $ 0.45
       Settl/Min via Rusnet                        80.0%    $ 0.36   $  0.36    $ 0.36    $ 0.36    $ 0.36
       Pct. Mins. via Rusnet                                5.0%         7.%       9.0%     11.0%      8.0%
       Avg. Revenue/min                                     $ 0.45   $  0.45    $ 0.45    $ 0.45    $ 0.45
       Intercity Settl/Min.                                 $ 0.36   $  0.36    $ 0.36    $ 0.36    $ 0.36
       Intercity Minutes                                       375     1,125     2,063      3,188    6,750
       Intercity Revenue                                       169       506       928      1,434    3,038
       Intercity Settlement                                    135       405       743      1,148    2,430
LOCAL
       Pct. Local                                  80.0%      80.0%     80.0%     80.0%     80.0%     80.0%
       Local Minutes                                         2,000     6,000    11,000     17,000   36,000
       Revenue per Local Minute                   100.0%    $ 0.01   $  0.01    $ 0.01    $ 0.01    $ 0.01
       Local Revenue                                            20        60       110        170      360
       Settle per Local Minute                    100.0%    $ 0.00   $  0.00    $ 0.00    $ 0.00    $ 0.00
       Local Settlement                                          0         0         0          0        0

                                                             1Q        2Q         3Q        4Q      TOTAL
CASH FLOW                                    Investment     1996      1996       1996      1996     1996
----------------------------------------     -------------------------------------------------------------
Beg Bal                                               0     140       122        152       100           0

Net Income                                                (270)      (54)        346       696         718
Add: Depr                                                    12        24         42        60         138

Cash From Operations                                      (258)      (30)        388       756         856

Capital Purchases
       DMS Upgrade              anything more?                                                           0
       Fiber Link To Sovintel   anything more?                                                           0
       Remote Subscriber Units  anything more?                                                           0





TOTAL OTHER EXPENSE/(INCOME)                  144        264          0          0          0          0          801

NEBIT                                       7,943     11,566     14,508      5,985     16,373     16,464       83,997

Corporate Income Tax                        3,018      4,395      5,513      6,074      6,222      6,256       31,919

Net Income/(Loss)                           4,925      7,171      8,995      9,911     10,151     10,208       52,075


STATISTICS                                                                                                   TOTAL
                                          1997       1998       1999       2000       2001       2002     1995 - 2002
LINE STATISTICS
       Number of Ports Sold                10,000     10,000     10,000     10,000     10,000     10,000       70,000
       Cumulative Ports                    20,000     30,000     40,000     50,000     60,000     70,000       70,000
       Average Number of Ports             15,000     25,000     35,000     45,000     55,000     65,000       65,000
       Mins/Port/year                      10,000     10,000     10,000     10,000     10,000     10,000       70,000
       Total Minutes (000s)               150,000    250,000    350,000    450,000    550,000    650,000    2,445,000
       Port sales to MGTS                   5,000      5,000      5,000      5,000      5,000      5,000       30,000
PORTS
       Installation Revenue/port              450        405        365        329        296        266        2,611
       Monthly Revenue/port                    18         16         14         13         12         11           15
       Port Revenue (000s)                  7,740      8,850      9,530     10,310     10,880     11,240       64,990
       MGTS Port Connection Fee             3,000      3,000      3,000      3,000      3,000      3,000       21,000
INTERNATIONAL
       Revenue per Minute Int'l           $  1.67    $  1.50    $  1.35    $  1.22    $  1.10    $  0.99    $    1.38
       Int'l Settl/Min.                   $  0.86    $  0.82    $  0.78    $  0.74    $  0.70    $  0.67    $    0.73
       Pct. Int'l Usage                       5.0%       5.0%       5.0%       5.0%       5.0%       5.0%         5.0%
       Int'l Minutes                        7,500     12,500     17,500     22,500     27,500     32,500      122,250
       Int'l Revenue                       12,525     18,750     23,625     27,450     30,250     32,175      148,938
       Int'l Settlement                     6,450     10,250     13,650     16,650     19,250     21,775       90,050
       Int'l Settlement + Int'l Channel     6,450     10,250     13,650     16,650     19,250     21,775       90,050
INTERCITY
       Pct. Intercity                        15.0%      15.0%      15.0%      15.0%      15.0%      15.0%        15.0%
       Rev./Min via Rostelekom            $  0.41    $  0.37    $  0.33    $  0.30    $  0.27    $  0.24    $    0.34
       Settl/Min vis Rostelekom           $  0.33    $  0.30    $  0.26    $  0.24    $  0.22    $  0.19    $    0.27
       Rev./Min -- via Rusnet             $  0.41    $  0.37    $  0.33    $  0.30    $  0.27    $  0.24    $    0.34
       Settl/Min via Rusnet               $  0.33    $  0.30    $  0.26    $  0.24    $  0.22    $  0.19    $    0.27
       Pct. Mins. via Rusnet                 15.0%      15.0%      15.0%      15.0%      15.0%      15.0%        14.0%
       Avg. Revenue/min                   $  0.41    $  0.37    $  0.33    $  0.30    $  0.27    $  0.24    $    0.34
       Intercity Settl/Min.               $  0.33    $  0.30    $  0.26    $  0.24    $  0.22    $  0.19    $    0.27
       Intercity Minutes                   22,500     37,500     52,500     67,500     82,500     97,500      366,750
       Intercity Revenue                    9,225     13,875     17,325     20,250     22,275     23,400      109,388
       Intercity Settlement                 7,425     11,250     13,650     16,200     18,150     18,525       87,630
LOCAL
       Pct. Local                            80.0%      80.0%      80.0%      80.0%      80.0%      80.0%        80.0%
       Local Minutes                      120,000    200,000    280,000    360,000    440,000    520,000    1,956,000
       Revenue per Local Minute           $  0.01    $  0.01    $  0.01    $  0.01    $  0.01    $  0.01    $    0.01
       Local Revenue                        1,200      2,000      2,800      3,600      4,400      5,200       19,560
       Settle per Local Minute            $  0.00    $  0.00    $  0.00    $  0.00    $  0.00    $  0.00    $    0.00
       Local Settlement                         0          0          0          0          0          0            0

                                                                                                             TOTAL
CASH FLOW                                 1997       1998       1999       2000       2001       2002     1995 - 2002
 ..............................

Beg Bal                                       256         241     4,451     12,866     22,377     32,308

Net Income                                  4,925       7,171     8,995      9,911     10,151     10,208       52,078
Add: Depr                                     860       1,040     1,220      1,400      1,580      1,760        7,998

Cash From Operations                        5,785       8,211    10,215     11,311     11,731     11,968

Capital Purchases
       DMS Upgrade
       Fiber Link To Sovintel
       Remote Subscriber Units


       Nokia Switch                                                                                        0           5,000
       Fiber Distrib. Network                180        180       270       270                          900             900
       PABXs                                 180        180       270       270                          900             900
       Duties and Taxes                 included                                                           0
       Installation                     included                                                           0
       Nokia Services                   included                                                           0
       Test Equipment                        ???                                                           0
Subtotal Capital                             360        360       540       540            0           1,800           6,800

Cash Funding
Capital                                      ???                                                           0
Loans                                        500        600       600       100                        1,800           1,000
Loan Repayment                                                                          (600)           (600)
Subtotal Funding                             500        600       600       100         (600)          1,200           1,000

Cash Flow for Period                         140        (18)       30       (52)         156             256             (15)
Ending Cash                                  140        122       152       100          256             256             241

Cash Flow w/o Financing                     (360)      (618)     (570)     (152)         756            (944)         (1,015)
IRR                                                                                                    -27.1%            ERR
                                     Year                                                                  1               2
                                       40%                                                                .4            1.96
Discounted Cash Flow                                                                                    (674)           (518)
Cumulative Discounted Cash Flow (NPV)                                                                   (674)         (1,192)

Cumulative Assets                            360        720     1,260     1,800        1,800           1,800           8,600
Loans Outstanding                            500      1,100     1,700     1,800        1,200           1,200           2,200
   (to cover cash shortfall)



       Nokia Switch                                                                                                       5,000
       Fiber Distrib. Network                900             900            900             900             900           6,300
       PABXs                                 900             900            900             900             900           6,300
       Duties and Taxes
       Installation
       Nokia Services
       Test Equipment
Subtotal Capital                           1,800           1,800          1,800           1,800           1,800          17,600

Cash Funding
Capital
Loans
Loan Repayment                            (2,200)
Subtotal Funding                          (2,200)              0              0               0               0

Cash Flow for Period                       4,211           8,415          9,511           9,931          10,168
Ending Cash                                4,451          12,866         22,377          32,308          42,476

Cash Flow w/o Financing                    6,411           8,415          9,511           9,931          10,168
IRR                                        112.3%          168.7%           ERR             ERR             ERR
                                    Year       3               4              5               6               7
                                      40%  2.744          3.8416        5.37824        7.529536      10.5413504
Discounted Cash Flow                       2,336           2,190          1,768           1,319           4,823 Terminal value
Cumulative Discounted Cash Flow (NPV)      1,144           3,334          5,103           5,422          11,244 of 5x cash flow

Cumulative Assets                         10,400          12,200          4,000          15,800          17,600
Loans Outstanding                              0               0              0               0               0
   (to cover cash shortfall)


ASSUMPTIONS

                                  Total          Per No.
 .............................................................................
Switch, 100,000 numbers        5,000,000              71 Up Front
Trunks                                 0               0
Payment to connect numbers    21,000,000             300 As sold
PABXs                          6,300,000              90 As sold, ea 500 Nos = 1 PABX @ 90,000. NOTE: Half to be sold?
Fiber Optic*                   6,300,000              90 As sold, ea PABX = 45,000
                              ..........         .......

Total Investment              38,600,000             551
Numbers for use                   70,000
                              ..........
Investment per number                551


* FO=500 Nos per PBX=100 PBXs * 5km/PBX @ $9,000/km
Sale Price per No.                   500             500
Sales per year of Numbers         10,000

=========================

Revenue Stats                           % Min      Minutes         Price                           % Rev

Intercity                               76.4%      621,000          $0.46      285,660               42.2%
International                           23.6%      192,000          $2.04      391,680               57.8%
                                                   .......                     .......

                                                   813,000                     677,340
                                                                                11,000 ports
                                                                               .......
                                                                                    62 Rev/port/month


Exhibit 1.02(b)
to the Stock Purchase Agreement
                                    GTS NOTE

U.S.$693,380                                             Date: September 6, 1995

                 FOR VALUE RECEIVED, the undersigned Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), HEREBY PROMISES TO PAY to the order of Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas (the "Seller"), on or before March 31, 1996, at the Seller's option, either (i) the principal sum of U.S.$693,380 or (ii) (x) if the corporate and shareholder approvals referred to in Section 1.02(c) of the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of September 1, 1995, among GTS, the Seller, Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation, GTS-Vox Limited, a private limited company organized pursuant to the Companies Act 1985 of England and Wales, and MTU-Inform, a partnership organized under the laws of the Russian Federation ("MTU-Inform"), have been obtained by such date, a certificate (a "GTS Certificate") issued in the name of the Seller, with all required stock transfer tax stamps affixed and bearing such legends as are required by Section 5.01 of the Stock Purchase Agreement, evidencing 37,480 shares of common stock, par value $0.0001 per share, of GTS ("GTS Common Stock") or (y) if such corporate and shareholder approvals have not been obtained by the payment request date, at any time from the date hereof until three years following the date of issuance of this Note, at the written request of the Seller, an amount in U.S. dollars equivalent to the cash value of such GTS Certificate, where such cash value shall be determined as follows:

                 (A) if shares of GTS Common Stock have been sold to the public pursuant to a registration statement under the United States Securities Act of 1933, as amended, the average of the closing prices for the shares of GTS Common Stock on the principal stock exchange on which such shares are listed or traded on the last ten trading days preceding such payment request date; and

                 (B) if no such public sale shall have occurred prior to such payment request date, the price received by GTS for shares of GTS Common Stock in the most recent private placement of such shares or, if no such private placement has occurred within the three months preceding such payment request date, the price determined by an independent financial institution of international reputation to be agreed upon by GTS and the Seller, and, in either case, otherwise on terms and subject to conditions to be agreed upon by GTS and the Seller;

provided, that (a) such amount payable in U.S. dollars shall be increased by five percent if GTS pays any dividends on GTS Common Stock from the date hereof until the payment request date; and (b) GTS shall make the payment to the Seller no later than ten days following such payment request date;

provided, further, that in case of either (i) or (ii) above, Invest-Project, a closed joint stock company organized under the laws of the Russian Federation ("AOZT") has available 20,000 telephone numbers, in addition to the 5,000 telephone numbers provided by MTU-Inform to AOZT in accordance with Section 5.02(b) of the Stock Purchase Agreement, for commencement of service by the payment request date, which in no event shall be later than March 31, 1996, in accordance with the terms and conditions of the Stock Purchase Agreement and an agreement between AOZT and Moscow City Telephone Network, dated May 29, 1995, as amended by Supplement 1 No. 1657 to Agreement No. 1587 dated June 23, 1995 ("Agreement No. 1587"), pursuant to which AOZT is authorized to receive, construct and sell 150,000 telephone numbers, using the 69 zone and portions of the 79 and 71 zones and the Seller has provided written notice to GTS of such availability, as required by Section 1.02(d) of the Stock Purchase Agreement.

                 No interest shall be payable on this Note. Subject to the terms and conditions contained herein, the principal amount is payable in lawful money of the United States of America to the Seller, to such bank account as shall be designated by the Seller no less than five business days prior to the requested payment date. This Note is the GTS Note referred to in
Section 1.02(b) of the Stock Purchase Agreement and shall be governed by the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state.

                 This Note may not be assigned by operation of law or otherwise without the express written consent of each of the parties hereto (which consent may be granted or withhold in the sole discretion of such parties); provided, however, that GTS may assign this Note to any affiliate of GTS without the consent of any of the parties hereto.

                                            GLOBAL TELESYSTEMS GROUP, INC.

                                            By
                                              ----------------------------------
                                              Name:    Henry Radzikowski
                                              Title:   Senior Vice President

Exhibit 1.02(d)
to the Stock Purchase Agreement

                                  GTS NOTE II

                                                     Date:
                                                          ----------------------

                 FOR VALUE RECEIVED, the undersigned Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), HEREBY PROMISES TO PAY to the order of Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas (the "Seller"), at any time from the date hereof until three years following the date of issuance of this GTS Note II, at the written request of the Seller, an amount in U.S. dollars equivalent to the cash value of [INSERT NUMBER OF SHARES TO BE ISSUED PURSUANT TO THE GTS CERTIFICATE ON SUCH DATE] shares of common stock, par value $0.0001 per share, of GTS ("GTS Common Stock"), calculated as follows:

                 (i) if shares of GTS Common Stock have been sold to the public pursuant to a registration statement under the United States Securities Act of 1933, as amended, the average of the closing prices for the shares of GTS Common Stock on the principal stock exchange on which such shares are listed or traded on the last ten trading days preceding such payment request date; and

                 (ii) if no such public sale shall have occurred prior to March 31, 1996, (A) the price received by GTS for shares of GTS Common Stock in the most recent private placement of such shares or, (B) if no such private placement has occurred within the three months preceding such payment request date, the price determined by an independent financial institution of international reputation to be agreed upon by GTS and the Seller, and, in either case, otherwise on terms and subject to conditions to be agreed upon by GTS and the Seller;

provided, however, that such amount payable in U.S. dollars shall be increased by five percent if GTS pays any dividends on GTS Common Stock from the date hereof until the payment request date; and provided, further, that GTS shall make the payment to the Seller no later than ten days following such payment request date.

                 This GTS Note II shall be governed by the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state.

                 This GTS Note II may not be assigned by operation of law or otherwise without the express written consent of each of the parties hereto (which consent may be granted or withhold in the sole discretion of such parties); provided, however, that GTS may assign this GTS Note II to any affiliate of GTS without the consent of any of the parties hereto.

                                            GLOBAL TELESYSTEMS GROUP, INC.

                                            By   [ILLEGIBLE]
                                               ---------------------------------
                                               Name:
                                               Title:

Exhibit 1.04(c) to
Stock Purchase Agreement

                          FORM OF INDEMNITY AGREEMENT

                               September 6, 1995

Swinton Limited
Lowe House
55 Townsend Street
Cheltenham
Gloucester, England GL51 9HA

Gentlemen:

                 Reference is made to the Stock Purchase Agreement dated as of September 6, 1995 (the "Stock Purchase Agreement") among Global TeleSystems Group, Inc. ("GTS"), Kompaniya "Invest-Project" (the "Parent"), Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas ("Swinton"), GTS-Vox Limited ("GTS-Vox") and MTU-Inform. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Stock Purchase Agreement.

                 1. Swinton agrees to indemnify GTS and its affiliates, officers, directors, employees, agents, successors and assigns (each an "Indemnified Party") and hold them harmless from any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by them (including, without limitation, any Action brought or otherwise initiated by any of them) (hereinafter a "Loss"), arising out of or resulting from:

                 (i) the breach of any representation, warranty, covenant or agreement made by any of GTS-Vox, Swinton, the Parent or MTU-Inform in the Stock Purchase Agreement;

                 (ii) any liabilities of GTS-Vox and "Invest-Project", a closed joint stock company organized under the laws of the Russian Federation ("AOZT"), whether arising before or after the Closing Date, arising from or relating to the ownership or actions or inactions of GTS-Vox or AOZT or the conduct of their businesses prior to the Closing;

                 (iii) any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of any of GTS-Vox, Swinton, the Parent, MTU-Inform or AOZT occurring or existing prior to the Closing; or

                 (iv) any liabilities for taxes of any of GTS-Vox, Swinton, the Parent, MTU-Inform or AOZT for any period.

To the extent that Swinton's undertakings set forth in this Agreement may be unenforceable, Swinton shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by an Indemnified Party.

                 2. An Indemnified Party shall give Swinton notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 calendar days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement and the Stock Purchase Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of Swinton under this Agreement with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Agreement ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give Swinton notice of such Third Party Claim within 30 calendar days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release Swinton from any of its obligations under this Agreement, except to the extent Swinton is materially prejudiced by such failure and shall not relieve Swinton from any other obligation or liability that they may have to any Indemnified Party otherwise than under this Agreement. If Swinton acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then Swinton shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five business days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate, in the judgment of the Indemnified Party in its sole and absolute discretion, for the same counsel to represent the Indemnified Party and Swinton, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of Swinton. In the event Swinton exercises the right to undertake any such defense against any such Third Party Claim, as provided above, the Indemnified Party shall cooperate with Swinton in such defense and make available to Swinton, at Swinton's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by Swinton. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, Swinton shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at Swinton's expense, all such witnesses, records, materials and information in Swinton's possession or under Swinton's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by Swinton without the prior written consent of the Indemnified Party.

                 3. Miscellaneous. (a) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally if a receipt is obtained, by facsimile (followed within 24 hours by a hard copy sent by overnight delivery service as hereinafter provided) or by overnight delivery service with a service that customarily obtains a receipt for delivery, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3(a)):

                 If to GTS:

                          Global TeleSystems Group, Inc.
                          1751 Pinnacle Drive
                          North Tower, 12th Floor
                          McLean, Virginia 22102
                          Facsimile No.: (703) 918-0338
                          Attention: General Counsel

                 If to Swinton:

                          Swinton Limited
                          Lowe House
                          55 Townsend Street
                          Cheltenham
                          Gloucester, England GL51 9HA
                          Facsimile No.: 44-1242-262219
                          Attention: Mark Bruce-Smith

                 (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                 (c) Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between GTS and Swinton with respect to the subject matter hereof.

                 (d) Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of GTS and Swinton (which consent may be granted or withheld in the sole discretion of such parties); provided, however, that GTS may assign this Agreement to any affiliate of GTS without the consent of Swinton.

                 (e) Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, GTS and Swinton.

                 (f) Governing Law and Governing Language. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state. This Agreement shall be executed in the English and Russian languages; in case of any difference in interpretation between the English and Russian versions of this Agreement, both versions shall govern.

                 (g) Arbitration. Where any dispute or disagreement among the parties hereto, arising out of or in connection with this Agreement, cannot be settled through negotiations within thirty days after one of the parties hereto has notified the other parties in writing about the existence of a respective dispute, the parties shall have the right to initiate an arbitration procedure for the purpose of settling the dispute or disputes. Such a procedure shall be conducted at the Arbitration Institute of the Stockholm Chamber of Commerce (Stockholm, Sweden) under the regulations of the Arbitration Institute, by three arbitrators appointed in keeping with such regulations. The arbitration examination shall be conducted in English. Resolutions and the decision adopted during the arbitration procedure shall be final and binding for both parties and may be enforced by a law court of a respective jurisdiction, with the expenses incurred in connection with such an arbitration procedure to be paid by the losing party.

                 (h) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        If the foregoing is in accordance with your understanding, please sign and return one counterpart hereof and, upon execution and delivery hereof by you, this Agreement shall constitute a binding agreement among GTS and Swinton.

                                        Very truly yours,

                                        GLOBAL TELESYSTEMS GROUP, INC.

                                        By:  /s/   HENRY RADZIKOWSKI
                                            --------------------------------
                                            Name:  Henry Radzikowski
                                            Title: Senior Vice President

Accepted and agreed as of the date hereof:

SWINTON LIMITED

By   /s/  A. CHAMBAZOV
   -------------------------------
   Name:  A. Chambazov
   Title: Attorney-in-Fact

Exhibit 1.04(d) to
Stock Purchase Agreement

                         FORM OF SHAREHOLDERS AGREEMENT

                 SHAREHOLDERS AGREEMENT (this "Agreement") dated as of September 6, 1995 among GTS-Vox Limited, a private limited company organized pursuant to the Companies Act 1985 of England and Wales (the "Company"), Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), and Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas ("Swinton").

                 WHEREAS, the Company, GTS and Swinton are parties to a Stock Purchase Agreement dated as of September 6, 1995 (the "Purchase Agreement"), pursuant to which GTS has agreed to purchase from Swinton, and Swinton has agreed to sell to GTS, simultaneously herewith, 5,264 ordinary shares, par value one penny sterling per share, of the Company ("Ordinary Shares");

                 WHEREAS, following such purchase and sale, Swinton will own 4,736 Ordinary Shares; and

                 WHEREAS, it is a condition to the obligations of the parties under the Purchase Agreement that the parties hereto enter into this Agreement;

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

                 1.       Composition and Number of the Board. (a) Subject to
Section 1(b), each of GTS, on the one hand, and Swinton and those Permitted Transferees that have complied with the provisions of Section 4, on the other hand (the "Swinton Parties"), shall be entitled to designate such number of persons for election to the Board and each committee of the Board equal, in each case, to one-half of the total number of members thereof, and each of GTS and the Swinton Parties agrees to vote any Ordinary Shares owned by it to cause the election of such designees to the Board, and the Company agrees to take all necessary action to cause the election of each such designee to the Board. Unless the parties hereto agree otherwise, there shall be four members of the Board. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any director, the party designating such director shall have the right to designate a replacement director to fill such vacancy and each of GTS and the Swinton Parties agrees to vote any Ordinary Shares owned by it to cause the election of each such designee to the Board, and the Company agrees to take all necessary action to cause the election of each such designee to the Board. Upon the written request of the Swinton Parties or GTS, as the case may be, to remove any director designated by such party, GTS and the Swinton Parties shall take or cause to be taken all actions necessary to remove the director, and any replacement director shall be designated by the requesting party and elected as provided in the first sentence of this Section 1(a). Neither GTS nor the Swinton Parties shall take any action to cause the removal of any director designated by the other without cause.

                 (b) GTS and the Swinton Parties shall be entitled to designate directors as set forth in Section 1(a), and GTS, the Swinton Parties and the Company shall take the actions specified in Section 1(a), in each case so long as the Swinton Parties hold all of the Ordinary Shares held by such Persons as of the date of this Agreement.

                 2. Board Procedures. The Board shall follow the following procedures:

                 (a) Meetings. The Board shall hold regularly scheduled meetings at such times as may from time to time be fixed by resolution of the Board, and no notice (other than the resolution) need be given of a regularly scheduled meeting. Special meetings of the Board may be called by any member of the Board or in the manner designated in the Memorandum of Association of the Company as in effect from time to time and may be held at any time upon oral, telephonic, telegraphic or facsimile notice duly given or sent at least seven days, or by written notice sent by express mail at least seven days, before the meeting to each director, provided that all such notices to directors located outside the United Kingdom shall be given or sent orally or by telephone, telegraph or facsimile transmission (receipt of which has been duly confirmed). Reasonable efforts shall be made to ensure that each director actually receives timely notice of any such special meeting.

                 (b) Agenda. The Board shall use reasonable efforts to supply a reasonably detailed agenda to each director reasonably in advance of each meeting, including each special meeting, of the Board to adequately inform directors regarding matters to come before the Board. Any director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all directors of information with respect to the agenda items.

                 (c) Powers of the Board. The Board shall reserve to itself the power to approve transactions for all business conducted by the Company that are of a type customarily subject to board approval as a matter of good corporate practice for corporations organized in England and Wales, and shall not delegate to any officers of the Company or to any other Persons the authority to conduct business in any manner that would circumvent, or deprive GTS, the Swinton Parties or any other Person of the rights or protections accorded to it under, this Agreement.

                 (d) Decisions of the Board. All decisions of the Board shall be made unanimously.

                 3. Limitation on Amendments to Articles of Association and Memorandum of Association. Without the consent of GTS or the Swinton Parties, as the case may be, the Company shall not, and neither the Swinton Parties nor GTS shall cause or permit the Company to, amend its Articles of Association or Memorandum of Association in any manner that would be adverse to such party. GTS and the Swinton Parties agree that this Agreement shall have priority over GTS-Vox' Articles of Association and that the Chairman of GTS-Vox shall not have a casting vote.

                 4. Restriction on Transfer of Ordinary Shares. (a) None of the Swinton Parties shall, directly or indirectly, make or solicit any sale of, or create, incur, solicit or assume any Encumbrance with respect to, any Ordinary Share, except pursuant to the Agreement, dated as of September 6, 1995, between Swinton, the Company and the other parties thereto (the "Swinton Shareholders' Agreement"), which provides for the distribution of the Ordinary Shares held by Swinton to the shareholders of Swinton. In connection with such distribution, each of the Persons to whom such distribution is made (a "Permitted Transferee") shall (i) execute and deliver to the Company and GTS an agreement, in form and substance reasonably satisfactory to the Company and GTS, whereby such Permitted Transferee confirms that, with respect to the Ordinary Shares that are the subject of such distribution, it shall be deemed to be a "Swinton Party" for purposes of this Agreement and agrees to be bound by all the terms of this Agreement, and (ii) deliver to the Company and GTS an opinion of counsel, satisfactory in form and substance to the Company and GTS, to the effect that the agreement referred to above that is delivered by such Permitted Transferee is a legal, valid and binding obligation of such Permitted Transferee enforceable against such Permitted Transferee in accordance with its terms. Upon the execution and delivery by such Permitted Transferee of the agreement referred to in clause (i) of the preceding sentence and the delivery of the opinion of counsel referred to in clause (ii) of the preceding sentence, such Permitted Transferee shall be deemed a "Swinton Party" for purposes of this Agreement and shall have the rights and be subject to the obligations of a Swinton Party under this Agreement, in each case with respect to the Ordinary Shares beneficially owned by such Permitted Transferee.

                 (b) Other than as provided pursuant to Section 4(a), if any of the Swinton Parties, on the one hand, or GTS, on the other hand, intends to sell or transfer any Ordinary Shares or shares of common stock of Swinton, pursuant to a bona fide offer from a third party (the "Offer"), such party (the "Offeror") shall notify the other party to this Agreement within five business days of its receipt of the Offer, disclosing the price, terms and conditions of the sale and the name of the proposed purchaser. Such notice shall constitute a written offer to sell such shares to the other party at the time of the offer, at the price, terms and conditions of the Offer. Such other party shall have a period of thirty days in which to accept the offer (the "Offer Period"). In the event that the Offeror has not received from the other party, within the Offer Period, an irrevocable written acceptance of such offer to purchase all (but not less than all) of Ordinary Shares or shares of common stock of Swinton offered to them, then such other party shall be deemed to have declined to purchase any such shares.

                 (c) In the event that such other party does not purchase the shares offered to it pursuant to Section 4(b), the Offeror may sell such Ordinary Shares or shares of common stock of Swinton to the third party who made the Offer within ninety days from the expiry of the Offer Period; provided, however, that such sale shall not be made at a lower price or upon less favorable terms to the Offeror that the original Offer. If the price should be decreased or the terms or conditions made more favorable to the proposed purchaser, then the shares shall be reoffered to the other parties to this Agreement pursuant to this Section 4.

                 5. Access to Information. From and after the date hereof, the Company will permit representatives of GTS and its affiliates to obtain all documents and other information in the possession of the Company as may reasonably be requested in order to enable GTS to monitor its investment in the Company and to exercise its rights under this Agreement, and, to the extent applicable, to provide such other access and information as GTS may reasonably require.

                 6. Representations and Warranties of the Parties. Each party signatory hereto hereby represents and warrants to the other parties signatory hereto that (i) such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and (ii) this Agreement has been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by the other parties signatory hereto) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

                 7. Miscellaneous. (a) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally if a receipt is obtained, by facsimile (followed within 24 hours by a hard copy sent by overnight delivery service as hereinafter provided) or by overnight delivery service with a service that customarily obtains a receipt for delivery, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(a)):

                 If to GTS:

                          Global TeleSystems Group, Inc.
                          1751 Pinnacle Drive
                          North Tower, 12th Floor
                          McLean, Virginia 22102
                          Facsimile No.: (703) 918-0338
                          Attention: General Counsel

                 If to Swinton:

                          Swinton Limited
                          Lowe House
                          55 Townsend Street
                          Cheltenham
                          Gloucester, England GL51 9HA
                          Facsimile No.: 44-1242-262219
                          Attention: Mark Bruce-Smith

                 (b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                 (c) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between GTS and Swinton with respect to the subject matter hereof.

                 (d) Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of GTS and Swinton (which consent may be granted or withheld in the sole discretion of such parties); provided, however, that GTS may assign this Agreement to any affiliate of GTS without the consent of the Swinton Parties.

                 (e) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                 (f) Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Company, GTS and Swinton.

                 (g) Governing Law and Governing Language. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state. This Agreement shall be executed in the English and Russian languages; in case of any difference in interpretation between the English and Russian versions of this Agreement, both versions shall govern.

                 (h) Arbitration. Where any dispute or disagreement among the parties hereto, arising out of or in connection with this Agreement, cannot be settled through negotiations within thirty days after one of the parties hereto has notified the other parties in writing about the existence of a respective dispute, the parties shall have the right to initiate an arbitration procedure for the purpose of settling the dispute or disputes. Such a procedure shall be conducted at the Arbitration Institute of the Stockholm Chamber of Commerce (Stockholm, Sweden) under the regulations of the Arbitration Institute, by three arbitrators appointed in keeping with such regulations. The arbitration examination shall be conducted in English. Resolutions and the decision adopted during the arbitration procedure shall be final and binding for both parties and may be enforced by a law court of a respective jurisdiction, with the expenses incurred in connection with such an arbitration procedure to be paid by the losing party.

                 (i) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                 (j) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                 (k) Termination. This Agreement shall terminate on the tenth anniversary of the date hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                GTS-VOX LIMITED

[SEAL]                          By   /s/   [ILLEGIBLE]
                                    ------------------------------------------
                                    Name:  London Auditing and Consulting Ltd.
                                    Title: Director

                                GLOBAL TELESYSTEMS GROUP, INC.

                                By   /s/   HENRY RADZIKOWSKI
                                    ------------------------------------------
                                    Name:  Henry Radzikowski
                                    Title: Senior Vice President

                                SWINTON LIMITED

                                By   /s/   A. CHAMBAZOV
                                    ------------------------------------------
                                    Name:  A. Chambazov
                                    Title: Attorney-in-Fact

                               CLOSING MEMORANDUM

                         GLOBAL TELESYSTEMS GROUP, INC.
                       Purchase of 5,264 Ordinary Shares
                                       of
                                GTS-VOX LIMITED
                                      from
                                SWINTON LIMITED

                               September 6, 1995

I.   DEFINED TERMS

     Any defined term not defined herein, but defined in the Purchase Agreement, shall have the meaning defined therein and unless otherwise indicated, section references are to the Purchase Agreement. For convenience of reference, the following defined terms are used herein, unless the context otherwise indicates:

Agreement No. 1587       Agreement No. 1587, dated May 29, 1995, between AOZT
                         and MCTN.

AOZT Invest-Project, a closed joint stock company organized under the laws of the Russian Federation.

GTS                      Global TeleSystems Group, Inc., a Delaware corporation.

GTS-Vox GTS-Vox Limited, a private limited company organized pursuant to the Companies Act 1985 of England and Wales.

Indemnity Agreement      Indemnity Agreement, dated as of the date hereof,
                         between GTS and the Seller.

MCTN                     Moscow City Telephone Network.

MTU-Inform               MTU-Inform, a partnership organized under the laws of
                         the Russian Federation.

Parent Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation.

Purchase Agreement       Stock Purchase Agreement, dated as of September 6,
                         1995, among GTS, the Parent, the Seller, GTS-Vox and
                         MTU-Inform.

Seller Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas.

Shareholders Agreement   Shareholders Agreement, dated as of the date hereof,
                         between GTS and the Seller.

S&S                      Shearman & Sterling, counsel to GTS.


II.  ACTIONS TAKEN PRIOR TO THE CLOSING

A.   By the Parent

     1. On May 6, 1994, V.I. Volchek, director general of the Parent, and L.G. Zhukov, director general of MTU-Inform, executed the Application for Incorporation of AOZT.

     2. On March 3, 1995, the Parent and GTS entered into a Memorandum of Understanding.

     3.   On May 24, 1995, the Parent and GTS agreed to a Business Plan.

     4. On June 23, 1995, GTS, AOZT and the Parent entered into the Frame Transaction Agreement.

     5. On July 6, 1995, the Parent and GTS-Vox entered into an Agreement of Purchase and Sale No. 5/14.

     6. Between July 20 and July 26, the Parent purchased shares of AOZT. GTS-VOX duly became a shareholder of AOZT, which is registered with the Russian State Registration Authority.

B.   By Swinton

     1. On June 22, 1995, Antoinette Stubbs, an assistant secretary of Mossfon Nominees International, Ltd., and Keloine Smith, an assistant secretary of Mossfon Nominees Limited, executed the Memorandum of Association of the Seller.

     2. On June 22, 1995, Antoinette Stubbs, an assistant secretary of Mossfon Nominees International, Ltd., and Keloine Smith, an assistant secretary of Mossfon Nominees Limited, executed the Articles of Association of the Seller.

     3. On June 22, 1995, the Registrar General of the Commonwealth of the Bahamas certified the incorporation of the Seller pursuant to the International Business Companies Act (No. 2 of 1990) as an international business company on such date.

     4. On September 6, 1995, Swinton and its shareholders entered into a Shareholders' Agreement.

C.   By GTS-Vox

     1. On February 1, 1995, Graham Stephens and Kathryn Jones executed the Memorandum of Association of Swinton Limited.

     2. On February 1, 1995, Graham Stephens and Kathryn Jones executed the Articles of Association of GTS-Vox.

     3. On June 28, 1995, the registrar of Companies for England and Wales certified the incorporation of GTS-Vox under the Companies Act 1985 as a private limited company on such date.

     4. On July 4, 1995, it was resolved that Michael Muraev be appointed attorney-in-fact to purchase 95% of MTU-Inform on behalf of GTS-Vox Limited and a power of attorney was issued on his behalf.

     5. On July 6, 1995, the Parent and GTS-Vox entered into an Agreement of Purchase and Sale No. 5/14.

     6.   On July 22, 1995, GTS-Vox duly became a shareholder of AOZT.

D.   By AOZT

     1. On May 6, 1994, V.I. Volchek, director general of the Parent, and L.G. Zhukov, director general of MTU-Inform, executed the Application for Incorporation of AOZT.

     2. On May 6, 1994, V.I. Volchek, director general of the Parent, and L.G. Zhukov, director general of MTU-Inform, executed the By-Laws of AOZT.

     3.   On May 29, 1995, AOZT and MCTN entered into Agreement No. 1587.

     4. On June 23, 1995, GTS, AOZT and the Parent entered into the Frame Transaction Agreement.

     5. On June 23, 1995, AOZT and MCTN entered into Supplement 1 No. 1657 to Agreement No. 1587.

E.   By MTU-Inform

     1.   On May 30, 1992, MTU-Inform was formed and registered.

     2.   On May 6, 1994, MTU-Inform became a shareholder of AOZT.

     3. On June 23, 1995, MTU-Inform approved the terms of the Frame Transaction Agreement.

     4. On July 5, 1995, MTU-Inform agreed that GTS-Vox would become a shareholder of and the Parent of AOZT.

F.   By GTS

     1. On March 3, 1995, the Parent and GTS entered into a Memorandum of Understanding.

     2.   On May 24, 1995, the Parent and GTS agreed to a Business Plan.

     3. On June 23, 1995, GTS, AOZT and the Parent entered into the Frame Transaction Agreement.

III.     TRANSACTIONS EFFECTED AND DOCUMENTS DELIVERED AT THE CLOSING

                 As of September 6, 1995, (i) GTS, each of the Swinton Parties and MTU-Inform had received, each in form and substance satisfactory to GTS, all authorizations, consents, orders and approvals of all governmental authorities and officials and all third-party consents and estoppel certificates which GTS deemed necessary or desirable for the consummation of the transactions contemplated by the Purchase Agreement; (ii) GTS had completed all of its business, legal, accounting and environmental due diligence with respect to GTS-Vox and AOZT and was satisfied with the results thereof; and
(iii) No event or events had occurred, or were reasonably likely to occur, which, individually or in the aggregate, had, or could have, a material adverse effect upon the business condition (financial or otherwise), prospects, affairs, operations, properties or assets of GTS-Vox or AOZT. [6.02(d), (j),
(k)]. These conditions to the Closing having been met, the Closing was held on September 6, 1995, (the "Closing Date") at 25/3 Tsvetnoy Boulward, Moscow, Russia. All transactions at the Closing were deemed to have taken place simultaneously, and no transaction was deemed to have been completed, no document was deemed to have been delivered and no payment was deemed to have been made until all transactions had been completed, all documents had been delivered and all payments had been made. Unless otherwise indicated, all documents were dated the date of the Closing. Unless otherwise indicated, one copy of each of the documents and certificates was delivered to the Parent, the Seller, GTS-Vox, MTU-Inform, GTS and S&S, making a total of six copies of each delivered at the Closing. The persons present at the Closing (in person or by phone) are listed in Exhibit A attached to this Closing Memorandum.

A.       From the Parent

         1. A certificate, in the form attached hereto as Annex A.1., signed by the General Director of the Parent. [1.04(f); 6.02(a)]

         2. A certificate, in the form attached hereto as Annex A.2., of the General Director the Parent. [1.04(f); 6.02(b), (c)]

B.       From the Seller

         1. Stock certificate evidencing the GTS-Vox Shares duly endorsed to GTS, and accompanied by a stock transfer form duly executed to GTS, in form satisfactory to GTS, and the Seller shall pay for all required stock transfer tax stamps to be affixed thereon. [1.04(a)]

         2. A copy of the Option Agreement, executed by the Seller. [1.04(d); 6.02(d)]

         3. A copy of the Shareholders' Agreement, executed by the Seller. [1.04(e); 6.02(g)]

         4. A certificate, in the form attached hereto as Annex B.1., of the [Secretary or an Assistant Secretary] of the Seller. [1.04(f); 6.02(b), (c)]

         5. A certificate, in the form attached hereto as Annex B.2., signed by a duly authorized officer of the Seller. [1.04(f); 6.02(a)]

         6. A receipt, in the form of Annex B.3, for (i) L.52.64 and (ii) the GTS Note delivered by GTS to the Seller pursuant to Section 1.02(b). [1.04(b)]

C.       From GTS-Vox

         1. A certificate, in the form attached hereto as Annex C.1., signed by a duly authorized officer of GTS-Vox. [1.04(f); 6.02(a)]

         2. A certificate, in the form attached hereto as Annex C.2., of the [Secretary or an Assistant Secretary] of GTS-Vox. [1.04(e); 6.02(b), (c), (h) and (i)]

         3. An undertaking executed by Mark Bruce-Smith stating that GTS-Vox will take the stock certificate evidencing the GTS-Vox Shares to the English tax office and pay to have all appropriate stock transfer tax stamps affixed thereon.

D.       From AOZT

         1. A copy of the Indemnity Agreement, executed by Swinton. [1.04(d); 6.02(e)]

         2. A certificate, in the form attached hereto as Annex D.1., of the General Director AOZT. [1.04(e); 6.02(h), (i)]

E.       From MTU-Inform

         1. A certificate, in the form attached hereto as Annex E.1., signed by the First Deputy of the General Director of MTU-Inform. [1.04(f); 6.02(a)]

         2. A certificate, in the form attached hereto as Annex E.2., of the First Deputy of the General Director of MTU-Inform. [1.04(f); 6.02(b), (c)]

F.       From GTS

         1.      The GTS Certificate set forth in Section 1.02(b). [1.05(a)]

         2.      A copy of the Indemnity Agreement, executed by GTS. [1.05(c)]

         3.      A copy of the Option Agreement, executed by GTS. [1.05(d)]

         4.      A copy of the Shareholders' Agreement, executed by GTS.
                 [1.05(e)]

         5. A certificate, in the form attached hereto as Annex F.1., signed by a duly authorized officer of GTS. [1.05(f); 6.01(a)]

         6. A certificate, in the form attached hereto as Annex F.2., of the [Secretary or an Assistant Secretary] of GTS. [1.05(f); 6.01(b), (c)]

         7. A receipt, in the form of Annex F.3., for the GTS-Vox Shares delivered by the Seller to GTS. [1.05(b)]

                                   EXHIBIT A

                               PERSONS AT CLOSING

From the Parent
V. Volchek, Director General

From Swinton
A. Chambazov, Attorney-in-Fact
London Corporate Services Limited, represented by M. Muraev, Secretary

From GTS-Vox
London Auditing & Consulting Ltd., represented by Mr. M. Bruce-Smith London Corporate Services Ltd., represented by M. Bruce-Smith, Secretary

From AOZT
D.A. Gzomov, General Director

From MTU-Inform
A. Sandomirsky, First Deputy of the General Director

From GTS
Henry Radzikowski, Senior Vice President

                                                              ANNEX A.1


                           KOMPANIYA "INVEST-PROJECT"

                   Certificate as to Truth and Correctness of
                    Representations and Warranties and as to
                       Performance of and Compliance with
                            Agreements and Covenants

     I, V. Volchek, the General Director of Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation (the "Company"), hereby certify on behalf of the Company in my capacity as an officer of the Company, and not in my personal capacity, that:

     1. The representations and warranties of the Company contained in the Stock Purchase Agreement, dated as of September 6, 1995, among Global TeleSystems Group, Inc., the Company, Swinton Limited, GTS-Vox and MTU-Inform were true and correct when made and are true and correct as of the date hereof, with the same force and effect as if made as of the date hereof, other than such representations and warranties as are made as of another date.

     2. The Company has performed or complied with the covenants and agreements contained in the Stock Purchase Agreement to be complied with by the Company on or prior to the date hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.

                                         /s/  V. VOLCHEK
         [SEAL]                         ----------------------------
                                        V. Volchek
                                        General Director

                                                                     ANNEX A.2

                           KOMPANIYA "INVEST-PROJECT"

                   Certificate as to Truth and Correctness of
                        Resolutions and as to Election,
                    Qualification, Incumbency and Signatures

     I, V. Volchek, do hereby certify that:

     1. I am the duly elected, qualified and acting General Director of Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation (the "Company"), and, in such capacity, have access to and the authority to certify to the books and records of the Company;

     2. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the General Meeting and Board of Directors of the Company at a meeting duly held on [Date], 1995; such resolutions have not been rescinded and are in full force and effect on the date hereof.

     3. The person named below at March 3, 1995, and at all times subsequent thereto, up to and including the date hereof, has been a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name below, and the signature of such person appearing opposite his name is his genuine signature.

     Name                          Title                         Signature

     M. Muraev           ________________________

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                   /s/ V. VOLCHEK
            [Seal]                 ----------------------------
                                   V. Volchek
                                   General Director

          I, M. Muraev, in my capacity as GTS General Counsel-CIS, do hereby certify that Mr. V. Volchek is the duly elected, qualified and acting General Director of the Company and the signature above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of September, 1995.

                                            /s/ M. MURAEV
                                        ----------------------
                                        M. Muraev
                                        GTS General Counsel-CIS

                                                                       ANNEX B.1

                                SWINTON LIMITED

                   Certificate as to Truth and Correctness of
                    Representations and Warranties and as to
                       Performance of and Compliance with
                            Agreements and Covenants

     Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas (the "Company") does hereby certify as follows:

     1. The representations and warranties of the Company contained in the Stock Purchase Agreement, dated as of September 6, 1995, among Global TeleSystems Group, Inc., Kompaniya "Invest-Project", the company, GTS/Vox and MTU-Inform were true and correct when made and are true and correct as of the date hereof, with the same force and effect as if made as of the date hereof, other than such representations and warranties as are made as of another date.



     2. The Company has performed or complied with the covenants and agreements contained in the Stock Purchase Agreement to be complied with by the Company on or prior to the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by its duly authorized attorney-in-fact this 6th day of September, 1995.


                                                       SWINTON LIMITED

                                                          /s/  A. Chambazov
                                                       ------------------------
                                                       Name: Mr. A. Chambazov,
                                                             Attorney-in-Fact

                                                                       ANNEX B.2

                                SWINTON LIMITED

                   Certificate as to Truth and Correctness of
                        Resolutions and as to Election,
                    Qualification, Incumbency and Signatures

     I, Michael Muraev, acting on behalf of London Corporate Services, Ltd. do hereby certify that:

     1. I am the duly elected, qualified and acting Secretary of Swinton Limited, an international business company organized under the laws of the Commonwealth of the Bahamas (the "Company"), and, in such capacity, have access to and the authority to certify to the books and records of the Company;

     2. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the [Board of Directors] of the Company at a meeting duly held on [Date], 1995; such resolutions have not been rescinded and are in full force and effect on the date hereof.

     3. The person named below at September 6, 1995, and at all times subsequent thereto, up to and including the date hereof, has been a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name below, and the signature of such person appearing opposite his name is his genuine signature.

      Name                    Title                   Signature
   ----------              -----------             ---------------
London Auditing             Director                [ILLEGIBLE]
and Consulting Ltd.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.

                                                    /s/ MICHAEL MURAEV
                                                 -------------------------------
                                                 Name:  Michael Muraev
                                                 Title: Secretary, London
                                                        Corporate Services Ltd.

     I, London Auditing and Consulting Ltd., in my capacity as director, do hereby certify that M. Muraev is the duly elected, qualified and acting Secretary of the Company and the signature above is his genuine signature.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                                [ILLEGIBLE]
                                                ----------------------------
                                                London Auditing and Consulting
                                                Ltd. Director

                                                                       ANNEX B.3


                           RECEIPT OF SWINTON LIMITED
                            dated September 6, 1995

     Reference is made to Section 1.04(b) of the Stock Purchase Agreement, dated as of September 6, 1995, between Global TeleSystems Group, Inc., Kompaniya "Invest-Project", Swinton Limited, GTS-Vox and MTU-Inform (the "Agreement"; unless otherwise defined herein, capitalized terms used herein are defined as set forth in the Agreement).

     Swinton Limited hereby acknowledges receipt of (i) L.52.64 and (ii) the GTS Note delivered by GTS to Swinton Limited pursuant to Section 1.04(b) of the Agreement.

     By executing this receipt, the Company acknowledges and agrees that all conditions to the Company's obligation to consummate the transactions contemplated by the Agreement have been satisfied.


SWINTON LIMITED




By:
   -----------------------------
   Name:  A. Chambazov
   Title: Attorney-in-Fact

                                                                       ANNEX C.1


                                GTS-VOX LIMITED

                   Certificate as to Truth and Correctness of
                    Representations and Warranties and as to
                       Performance of and Compliance with
                            Agreements and Covenants

     GTS-Vox Limited, a private limited company organized pursuant to the Companies Act of 1985 of England and Wales (the "Company"), does hereby certify as follows:

     1. The representations and warranties of the Company contained in the Stock Purchase Agreement, dated as of September 6, 1995, among Global TeleSystems Group, Inc., Kompaniya "Invest-Project", Swinton Limited, the Company, and MTU-Inform were true and correct when made and are true and correct as of the date hereof, with the same force and effect as if made as of the date hereof, other than such representations and warranties as are made as of another date.

     2. The Company has performed or complied with the covenants and agreements contained in the Stock Purchase Agreement to be complied with by the Company on or prior to the date hereof.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by its duly authorized attorney-in-fact this 6th day of September, 1995.


                                        GTS-VOX LIMITED



                                        /s/ MARK BRUCE-SMITH
                                        ---------------------------------------
                                        Mark Bruce-Smith, representing London
                                        Auditing and Consulting Ltd.

                                                                       ANNEX C.2

                                GTS-VOX LIMITED


                   Certificate as to Truth and Correctness of
           Constituent Documents and Resolutions, and as to Election,
                    Qualification, Incumbency and Signatures


     I, London Corporate Services, Ltd., do hereby certify that:

     1. I am the duly elected, qualified and acting Secretary of GTS-Vox Limited, a private limited company organized pursuant to the Companies Act 1985 of England and Wales (the "Company"), and, in such capacity, have access to and the authority to certify to the books and records of the Company;

     2. Attached hereto as Exhibit A is a true and correct copy of the Articles of Association of the Company (the "Articles"), certified by the sole director, as of September 6, 1995;

     3. No amendments have been made to such Articles of Association since such date; and

     4. Attached hereto as Exhibit B is a true and correct copy of the Memorandum of Association of the Company, certified by the sole director, as of September 6, 1995.

     5. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company at a meeting duly held on September 6, 1995; such resolutions have not been rescinded and are in full force and effect on the date hereof.

     6. Attached hereto as Exhibits D and E, respectively, are the minute books and stock register of GTS-Vox, which minute books contain all documents required to be contained therein as of the date hereof and which stock register is complete as of the date hereof.

          7. The person named below at July 6, 1995, and at all times subsequent thereto, up to and including the date hereof, has been a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name below, and the signature of such person appearing opposite his name is his genuine signature.

     Name                     Title               Signature

     London Auditing and      Director            /s/ [ILLEGIBLE]
     Consulting Ltd.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                                  /s/ [ILLEGIBLE]

                                                  London Corporate Services Ltd.
                                                  Secretary

          I, London Auditing and Consulting Ltd., in my capacity as Director, do hereby certify that London Corporate Services Ltd. is the duly elected, qualified and acting Corporate Secretary of the Company and the signature above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.



                                             /s/ [ILLEGIBLE]
                                             --------------------
                                             London Auditing and Consulting Ltd.
                                             Director

                                                                ANNEX D.1

                                 INVEST-PROJECT

                   Certificate as to Truth and Correctness of
                             Constituent Documents

        I. D.A. Gzomov, do hereby certify that:

        1. I am the duly elected, qualified and acting General Director of Invest-Project, a closed joint stock company organized under the laws of the Russian Federation (the "Company"), and, in such capacity, have access to and the authority to certify to the books and records of the Company;

        2. Attached hereto is a true and correct copy of the Articles of Association of the Company (the "Articles"), certified by the Russian State Registration Authority, as of September 6, 1995;

        3. No amendments have been made to the Articles of Association since such date; and

        4. Attached hereto is a true and correct copy of the Bylaws of the Company.


        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                         /s/   D.A. GZOMOV
                                        ---------------------------------
                                        Name:  D.A. Gzomov
                                        Title: General Director

                                        [SEAL]

        I, M. Muraev, in my capacity as GTS General Counsel, CIS, do hereby certify that D.A. Gzomov is the duly elected, qualified and acting General Director of the Company and the signature above is his genuine signature.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                        /s/  M. MURAEV
                                        -----------------------------------
                                        M. Muraev
                                        GTS General Counsel, CIS

                                                                ANNEX E.1

                                   MTU-INFORM

                   Certificate as to Truth and Correctness of
                    Representations and Warranties and as to
                       Performance of and Compliance with
                            Agreements and Covenants


                I, A. Sandomirsky, the First Deputy of the General Director of MTU-Inform, a partnership organized under the laws of the Russian Federation (the "Company"), hereby certify on behalf of the Company in my capacity as an officer of the Company, and not in my personal capacity, that:

        1. The representations and warranties of the Company contained in the Stock Purchase Agreement, dated as of September 6, 1995, among Global TeleSystems Group, Inc., Kompaniya "Invest-Project", Swinton Limited, GTS-Vox and the Company were true and correct when made and are true and correct as of the date hereof, with the same force and effect as if made as of the date hereof, other than such representations and warranties as are made as of another date.

        2. The Company has performed or complied with the covenants and agreements contained in the Stock Purchase Agreement to be complied with by the Company on or prior to the date hereof.


                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.

                                        /s/     A. SANDOMIRSKY
                                        -------------------------------------
                                        Name:   A. Sandomirsky
                                        Title:  First Deputy of the General
                                                Director

                                        [SEAL]

                                                                ANNEX E.2

                                   MTU-INFORM

                   Certificate as to Truth and Correctness of
                        Resolutions and as to Election,
                    Qualification, Incumbency and Signatures


                I, A. Sandomirsky, do hereby certify that:

                1. I am the duly elected, qualified and acting First Deputy of the General Director of MTU-Inform, a partnership organized under the laws of the Russian Federation (the "Company"), and, in such capacity, have access to and the authority to certify to the books and records of the Company;

                2. The person named below at September __, 1995, and at all times subsequent thereto, up to and including the date hereof, has been a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name below, and the signature of such person appearing opposite his name is his genuine signature.

        Name                    Title                   Signature
        ----                    -----                   ---------

        A. Sandomirsky          First Deputy of
                                the General Director

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                        /s/  A. SANDOMIRSKY
                                        ------------------------------------
                                        A. Sandomirsky
                                        First Deputy of the General Director

                                        [SEAL]

          I, M. Muraev, in my capacity as GTS General Counsel-CIS, do hereby certify that Mr. A. Sandomirsky is the duly elected, qualified and acting First Deputy of the General Director of the Company and the signature above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.

                                             /s/ M. MURAEV
                                             -----------------------
                                             M. Muraev
                                             GTS General Counsel-CIS

                                                                       ANNEX F.1

                         GLOBAL TELESYSTEMS GROUP, INC.

                   Certificate as to Truth and Correctness of
                    Representations and Warranties and as to
                       Performance of and Compliance with
                            Agreements and Covenants

     I, Henry Radzikowski, the Senior Vice President of Global TeleSystems Group, Inc., a Delaware corporation (the "Company"), hereby certify on behalf of the Company in my capacity as an officer of the Company, and not in my personal capacity, that:

     1. The representations and warranties of the Company contained in the Stock Purchase Agreement, dated as of September 6, 1995, among the Company, Kompaniya "Invest-Project", Swinton Limited, GTS-Vox and MTU-Inform were true and correct when made and are true and correct as of the date hereof, with the same force and effect as if made as of the date hereof, other than such representations and warranties as are made as of another date.

     2. The Company has performed or complied with the covenants and agreements contained in the Stock Purchase Agreement to be complied with by the Company on or prior to the date hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.




                                             /s/ HENRY RADZIKOWSKI
                                             ---------------------------------
                                             Henry Radzikowski
                                             Senior Vice President

                                                                       ANNEX F.2

                         GLOBAL TELESYSTEMS GROUP, INC.

                    Certificate as to Truth and Correctness
                       of Resolutions and as to Election,
                    Qualification, Incumbency and Signatures

     I, Henry Radzikowski, do hereby certify that:

     1. I am the duly elected, qualified and acting Senior Vice President of Global TeleSystems Group, Inc., a Delaware corporation (the "Company"), and in such capacity, have access to and the authority to certify to the books and records of the Company;

     2. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the [Board of Directors] of the Company at a meeting duly held on [Date], 1995; such resolutions have not been rescinded and are in full force and effect on the date hereof.

     3. The person named below at March 3, 1995, and at all times subsequent thereto, up to and including the date hereof, has been a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name below, and the signature of such person appearing opposite his name is his genuine signature.

     Name                     Title                    Signature
     ----                     -----                    ---------
     Henry Radzikowski        Senior Vice President

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.



                                             /s/ HENRY RADZIKOWSKI
                                             ---------------------------------
                                             Henry Radzikowski
                                             Senior Vice President

          I, M. Muraev, in my capacity as GTS General Counsel-CIS, do hereby certify that H. Radzikowski is the duly elected, qualified and acting Senior Vice President of the Company and the signature above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 6th day of September, 1995.


                                             /s/ M. Muraev
                                             -------------------
                                             M. Muraev
                                             General Counsel-CIS

                                                                     ANNEX F.3

                   RECEIPT OF GLOBAL TELESYSTEMS GROUP, INC.
                            dated September 6, 1995


          Reference is made to Sections 1.04(a) of the Stock Purchase Agreement, dated as of September 6, 1995, between Global TeleSystems Group, Inc., Kompaniya "Invest-Project", Swinton Limited, GTS-Vox and MTU-Inform (the "Agreement"; unless otherwise defined herein, capitalized terms used herein are defined as set forth in the Agreement).

          GTS hereby acknowledges receipt of a stock certificate evidencing the GTS-Vox Shares duly endorsed to GTS, and accompanied by a stock transfer form duly executed to GTS, in form satisfactory to GTS.

          By executing this receipt, the Company acknowledges and agrees that all conditions to the Company's obligation to consummate the transactions contemplated by the Agreement have been satisfied.


GLOBAL TELESYSTEMS GROUP, INC.


By: /s/ HENRY RADZIKOWSKI
    -----------------------
    Name: Henry Radzikowski
    Title: Senior Vice President

                               ADDENDUM AGREEMENT

THIS ADDENDUM AGREEMENT is made as of this 17 day of January 1997 by and among Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), Kompaniya "Invest-Project", a limited liability partnership organized under the laws of the Russian Federation, Swinton Limited, a company organized under the laws of the Commonwealth of the Bahamas (the "Seller"), GTS-Vox limited, a private limited company organized pursuant to the Companies Act of 1985 of England and Wales ("GTS-Vox"), and MTU-Inform, a partnership organized under the laws of the Russian Federation.

     WHEREAS, the Parties entered into a Stock Purchase Agreement dated September 6, 1995 (the "Agreement") pursuant to which GTS agreed to purchase 5,264 of the ordinary shares of GTS-Vox from the Seller in exchange for cash and shares of GTS as further set forth therein;

     WHEREAS, the Parties desire to modify the terms and conditions of the Agreement as set forth herein and in the revised business plan dated April 20, 1996 which is attached hereto as Exhibit A.

     NOW, THEREFORE, in consideration of the premises and mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

A.   AMENDMENTS

     Capitalized terms used herein without definition shall have the definition ascribed to them in the Agreement.

     1.   The following shall be added to the end of Section 1.02(a):

     "GTS shall not issue fractional shares to the Seller in connection with any transaction contemplated herein. Any calculation of shares hereunder which results in fractional shares shall be rounded to the nearest whole number of shares."

     2. Section 1.02(c) shall be deleted in its entirety and replaced with the following:

"(c) Within ten days after the execution of this Addendum Agreement, GTS shall deliver to the Seller eight GTS Certificates,each of which shall represent 3,313 shares of GTS Common Stock. Such GTS Certificates, taken together,shall constitute 26,506 shares of GTS Common Stock, representing the difference of between the Reference Exchange Number (as defined herein) and the shares of GTS Common Stock to be delivered in accordance with Section 1.02(e), (f) and (g) hereof (without adjustment)."

     3.   Section 1.02(d)(ii) shall be amended as follows:

     a.   the words "if the corporate and shareholder approvals referred to in
Section 102(c) have not been obtained by such date," shall be deleted, and

     b.   the following shall be added to the end of Section 1.02(d)(ii):

     "Within ten days after the execution of this Addendum Agreement, and following the surrender by the Seller of the GTS Note II which was issued to the Seller by GTS on May 6, 1996 (the "1996 GTS Note II"), GTS shall deliver to the Seller eight GTS Certificates, each of which represent 4,685 shares of GTS Common Stock. Such GTS Certificates, taken together, shall constitute 37,480 shares of GTS Common Stock, which is the number of shares of GTS Common Stock which the 1996 GTS Note II represents."

     4. In Section 1.06(a), the number "299,840" shall be deleted and replaced with the number 405,867.

     5.   The following revisions shall be made to Section 1.06(d)(i):

          a. the word "revised" shall be added before the words "business plan" on the third line;

          b.   the date shall be changed to April 20, 1996 on the third line;

          c. the word "Revised" shall be added after the first quotation mark and before the words "Business Plan" on the fourth line; and

          d. the following shall be added after the words "Business Plan" on the fourth line: ", provided, however, that the Net Income for 1996 as reflected in the Revised Business Plan shall be $718,000."

     6. In Section 1.06(d)(ii), the number "449,760" shall be deleted and replaced with the number "747,760" in each of the places specified in (a) through (d) below.

          a. after the word "exceed" in the second and third lines of the third paragraph of Section 1.06(d)(ii);

          b. after the words "exceed 50% of" in the second line of the fourth paragraph of Section 1.06(d)(ii);

          c. after the words "exceed 75% of" in the third line of the fourth paragraph of Section 1.06(d)(ii);

          d. after the words "exceed 100% of" in the fourth line of the fourth paragraph of Section 1.06(d)(ii).

     7. A new Section 1.06(e) shall be added which shall read in its entirety as follows:

     "(e) The parties hereby agree that the total consideration paid by GTS under the terms of this Agreement shall in no event exceed 747,760 shares of GTS (or the cash equivalent thereof) plus Section L.52.94. The principal amount of the GTS Note ($693,380) shall be considered the equivalent of 37,480 shares of GTS Common Stock for the purposes of this Section 1.06. The GTS Common Stock equivalent of any other GTS Note issued and payable in cash shall be calculated in accordance with Sections 1.02(e), (f), (g) and Section 1.06(a)-(d) hereof.

     8.   Section 2.10 shall be amended as follows:

          a. by adding the words ", as amended by Supplement 1 No. 1657 to Agreement 1587 dated June 23, 1995 and by Addendum No. 1/2392 dated July 29, 1996" after the words "Pursuant to Agreement No. 1587";

          b. by deleting the number "50,000" on the eleventh and sixteenth lines thereof and replacing it with the number "100,000";

     9. Section 5.01(a) shall be amended by adding the words ", AS AMENDED PURSUANT TO AN ADDENDUM AGREEMENT DATED January 17, 1997," after the words "DATED SEPTEMBER 6, 1995" on the eleventh line of the second paragraph thereof.

     10.  A new Section 5.01(d) shall be added as follows:

     "(d) Number of GTS Certificates. Upon each issuance of GTS Common Stock by GTS to the Seller hereunder, GTS shall deliver to the Seller eight GTS Certificates each of which shall represent one-eighth of the aggregate amount of GTS Common Stock which GTS is obligated to deliver at such time."

B.   MISCELLANEOUS

     1. This Addendum Agreement shall be attached to and become a part of the Agreement.

     2. All of the representations and warranties contained in the Agreement continue as of the date hereof to be true and correct in all respects.

     3. This Addendum Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state (without giving effect to the conflicts of law principles thereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              GLOBAL TELESYSTEMS GROUP, INC.

                              By /s/ HENRY RADZIKOWSKY
                                 ----------------------------
                                 Name: Henry Radjikowski
                                 Title: Senior Vice President

                              KOMPANIYA "INVEST-PROJECT"

                              By /s/ VICTOR L. VOLCHEK
                                 ----------------------------
                                 Name: Victor L. Volchek
                                 Title: General Director
                              [SEAL]

                              SWINTON LIMITED

                              By /s/ A. CHAMBAZOV
                                 ----------------------------
                                 Name: A. Chambazov
                                 Title: Attorney-in-Fact

                              [SEAL]

                              GTS-VOX LIMITED

                              By /s/ MARK BRUCE-SMITH
                                 ----------------------------
                                 Name: Mark Bruce-Smith
                                 Title: Director of London
                                 Auditing and Consulting Ltd.

                              [SEAL]

                              MTU-INFORM

                              By /s/ A. SANDOMIRSKY
                                 ----------------------------
                                 Name: A. Sandomirsky
                                 Title: First Deputy of
                                 General Director

                              [SEAL]

                                  CERTIFICATE

I hereby declare that, at the time of the execution of the Addendum dated July 29, 1996 to the Agreement No. 1587 between Moscow City Telephone Network, a Russian joint stock company ("MCTN") and Invest Project, a Russian joint stock company ("Invest Project") dated May 29, 1995, I disclosed to the governing bodies of MCTN that I was a member of the board of directors of TeleCommunications of Moscow ("TCM"), a Russian joint stock company, a legal successor of Invest Project, a Russian joint stock company. Such members of the governing body of MCTN have been aware of my continued membership on TCM board since I was elected in November of 1995.

                                   /s/ A. CHAMBAZOV
                                   _______________________
                                   Name: A. Chambazov

I, Mark Bruce-Smith, a director of London Auditing and Consulting Ltd., do hereby certify that the above named individual, Mr. A. Chambazov has signed this document before me in my presence.

/s/ MARK BRUCE-SMITH                [Seal]